Exhibit 10.159

AGREEMENT REGARDING LOAN
(LBUBS 2007-C1; Loan No. 010034718)

AGREEMENT REGARDING LOAN (the "Agreement") is executed and entered into as of the 24 day of January, 2014 (the "Effective Date"), by and between U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1 ("Lender"), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Re: LBUBS 2007-C1; Loan No. 010034718 ("Lender"), EM COLUMBUS II, LLC, a Delaware limited liability company, ("Borrower") and GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Glimcher LP" or "Manager"), each having an address at c/o Glimcher Properties Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, Attn: General Counsel.
RECITALS
A.On or about November 20, 2006 (the "Loan Origination Date") Lehman Brothers Bank, FSB, a federal stock savings bank ("Original Lender") made a loan ("Loan") in the original principal amount of $43,000,000.00 to Borrower pursuant to the terms of that certain Loan Agreement (the "Loan Agreement") dated as of the Loan Origination Date, between Original Lender and Borrower with respect to premises known as the "Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232 (sometimes referred to as the "Original Mall" or the "Original Project"). The Loan is evidenced and/or secured by, inter alia, the Loan Agreement, the documents described on the attached Exhibit A and any other Loan Documents described in the Loan Agreement. The Mortgage described on Exhibit A attached hereto encumbers the Original Project and shall upon recordation of the Spreader Agreement (defined in Article I below) also encumber the Added Parcel (as defined in Recital F below). For all purposes, this Agreement and the Spreader Agreement shall constitute a Loan Document after the Effective Date. Any capitalized terms utilized in this Agreement and not defined in this Agreement shall have the meanings set forth in the Loan Agreement as modified by the terms of the Spreader Agreement.
B.    All of Original Lender's rights, titles and interests in and to the Loan and the Loan Documents have been transferred and assigned to Lender.
C.    As the result of adverse market and demographic factors beyond Borrower’s and Manager’s control, and notwithstanding Borrower’s and Manager’s past operation of the Original Mall in accordance with the best shopping center management practices, and the use of Borrower’s and Manager’s best efforts to promote the business of the Original Mall and to keep it fully leased with appropriate retail tenants, the financial performance of the Original Mall has suffered materially and adversely in recent years as the result of the loss of numerous tenants, and growing vacancies

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and the Debt Service Coverage Ratio (as defined in the Loan Agreement) has fallen below 1.10:1.00 (the "Adverse Market Conditions").
D.    Borrower has been funding the deficiencies (the "Shortfalls") between (i) the Operating Income from the Original Project and (ii) the sum of (a) the Debt Service Payments due under the Loan Documents plus (b) the Operating Expenses necessary to continue to comply with the Operating Standard (as defined below) due in part to the Adverse Market Conditions.
E.    To address the Adverse Market Conditions and to avoid the funding of Shortfalls indefinitely, Borrower has determined that it is in its best interests to sell the Original Mall and to focus its efforts now on marketing and properly positioning the Original Mall for sale to a third party ("Borrower's Business Plan").
F.    In connection with Borrower's Business Plan, Borrower has requested that Lender (collectively, the "Requested Actions"): (i) permit the Borrower to acquire fee simple title on the Effective Date to the improved parcel contiguous to the Original Project, which includes a vacant 222,500 square foot anchor space (the "Added Parcel" and together with the Original Project or the Original Mall, the "Project" or the "Mall"), in order to improve and facilitate Borrower's efforts to market and sell the Original Mall to a third party, (ii) modify the Loan Documents to spread the lien of the Mortgage onto the Added Parcel; (iii) cooperate with Borrower's marketing and sales efforts for the Project; and (iv) provided Lender's Deed in Lieu Conditions (as defined in Section 3.7(c)) are met, as solely determined by Lender, acquire title to the Project by deed in lieu of foreclosure.
G.    Lender has agreed to consent to the Requested Actions on the terms and conditions set forth in this Agreement.
In consideration of $10.00 paid by each of the Parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the Parties agree that the foregoing Recitals are hereby incorporated into this Agreement, and further covenant and agree as follows:
ARTICLE I
DEFINITIONS
The terms set forth below have the meaning ascribed to them for purposes of this Agreement. Other capitalized terms contained in this Agreement shall have the meanings assigned to them herein. Any capitalized terms utilized in this Agreement and not expressly defined in this Agreement shall have the meanings set forth in the Loan Agreement.
1.1    "Amendment to Management Agreement" shall have the meaning given to such term in Section 2.9(c).
1.2    "Debtor Proceeding" means any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency law or laws providing relief for debtors.

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1.3    "Deed in Lieu Date" shall have the meaning given such term in Section 3.7(c).
1.4    "Deed in Lieu Documents" shall have the meaning given such term in Section 3.7(c).
1.5    "Default" shall have the meaning given such term in Section 5.2.
1.6    "Designated Service Contracts" means those Service Contracts for which Lender has agreed, in Lender's sole and absolute discretion, to accept assignment of and be bound by. Lender shall designate such Service Contracts to Borrower no less than thirty (30) days prior to the expiration of the Marketing Period.
1.7    "Enforcement Date" [Intentionally Deleted].
1.8    "Joinder" means the Joinder and Agreement of Guarantor attached to this Agreement.
1.9    "Management Agreement" shall have the meaning given such term in Section 2.9(b).
1.10    "Marketing Period" means the period ending on the date that is six (6) months after the Effective Date, subject to extension through the Third Party Closing Date as provided for or contemplated under Section 3.4 (a).
1.11    "Operating Standard" means the manner of operation consistent with how the Mall has been kept open and operated by Borrower during the twelve month period preceding the Effective Date.
1.12    "Permitted Exceptions" means the Liens, encumbrances and other matters described on Exhibit B to the Limited Warranty Deed attached hereto as Exhibit D.
1.13    "Party" means any, and "Parties" means all, of the signatories to this Agreement.
1.14    "Service Contracts" means contracts for service, labor, maintenance, repair and operation (but excluding any contracts for management) of the Project, excluding the Management Agreement and any other Service Contracts with Affiliates of Glimcher LP.
1.15    "Servicer" means KeyBank Real Estate Capital and/or LNR Partners, LLC, a Florida limited liability company ("Special Servicer"), and any other party appointed as servicer in accordance with the certain Pooling and Servicing Agreement governing Lender.
1.16    “Shortfall Liability Cap” shall mean One Million and No/100 Dollars including the Transaction Expenses (as defined in the Spreader Agreement).
1.17    "Spreader Agreement" means the Mortgage Modification and Spreader Agreement between Borrower and Lender attached hereto as Exhibit O to be entered into contemporaneously herewith and recorded in the Records.

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ARTICLE II
ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS
Borrower acknowledges, warrants, represents and agrees as follows as of the Effective Date:
2.1    Authority of Borrower. Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Ohio. Glimcher LP is the sole member of Borrower. Glimcher LP acting alone without the joinder of any other manager of the Borrower or any other party has the full power, authority and legal right to execute and deliver this Agreement and any and all documents executed in connection herewith (collectively referred to herein as the "Other Borrower Documents") on behalf of and to duly bind Borrower under this Agreement and the Other Borrower Documents. The execution and delivery of, and performance under, this Agreement and the Other Borrower Documents by Borrower have been duly and properly authorized by all requisite limited liability company action. The execution and delivery of this Agreement and the Other Borrower Documents and the performance of the obligations thereunder by Borrower does not and will not (a) conflict with, or result in a breach or violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having jurisdiction over Borrower or the certificate of formation or the limited liability company agreement of Borrower, or (bi) result in a breach or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower is a party or by which it or the Project is bound. To the best of Borrower's knowledge, Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.
2.2    Authority of Glimcher LP. Glimcher LP is a duly organized, validly existing limited partnership organized under the laws of the State of Delaware and is qualified to transact business in the State of Ohio. Glimcher Properties Corporation, a Delaware corporation ("Glimcher Corp.") is the sole general partner of Glimcher LP. Glimcher LP has the full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the Other Borrower Documents. The execution and delivery of this Agreement and the Other Borrower Documents by Glimcher Corp. on behalf of Glimcher LP and the performance of the obligations hereunder by Glimcher LP, for itself and on behalf of the Borrower, have been duly and properly authorized by all requisite limited partnership action and do not require the consent or approval of any of the other partners of Glimcher LP or any such required consent or approval has been obtained. The execution and delivery of this Agreement and the Other Borrower Documents and the performance of the obligations under this Agreement and the Other Borrower Documents by Glimcher LP, for itself and on behalf of the Borrower, do not and will not (a) conflict with, or result in a breach or violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having jurisdiction over Glimcher LP or the

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certificate of limited partnership or the limited partnership agreement of Glimcher LP, or (b) result in a breach or constitute or cause a default under any indenture, agreement, lease or instrument to which Glimcher LP is a party or by which it is bound. To the best of Glimcher LP's knowledge, Glimcher LP is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.
2.3    Authority of Glimcher Corp. Glimcher Corp. is a duly organized, validly existing corporation organized under the laws of the State of Delaware and is qualified to transact business in the State of Ohio. George A. Schmidt ("Schmidt") is the Executive Vice President of Glimcher Corp and has the full power, authority and legal right to execute, deliver and act on behalf of Glimcher Corp. and Glimcher LP in the performance of its obligations under this Agreement and the Other Borrower Documents. The execution and delivery of this Agreement and the Other Borrower Documents by Glimcher Corp. and its actions on behalf of Glimcher LP in the performance of Glimcher LP’s obligations hereunder and under the Other Borrower Documents have been duly and properly authorized by all requisite corporate action and the performance of the obligations under this Agreement and the Other Borrower Documents by Glimcher Corp. does not and will not (a) conflict with, or result in a breach or violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having jurisdiction over Glimcher Corp. or the certificate of incorporation or by-laws of Glimcher Corp., or (b) result in a breach or constitute or cause a default under any indenture, agreement, lease or instrument to which Glimcher Corp. is a party or by which it is bound. To the best of Glimcher LP's knowledge, Glimcher Corp. is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.
2.4    Status of Loan.
(a)    Loan Documents. The Loan Documents constitute valid and legally binding obligations of Borrower and are enforceable against Borrower and the Project in accordance with their terms. There are no modifications, verbal or written, to the Loan Documents other than those, if any, described on the attached Exhibit A. Borrower hereby irrevocably and unconditionally waives and releases all defenses, setoffs, claims, counterclaims and causes of action of any kind or nature whatsoever accruing prior to the Effective Date against Lender, Servicer and Lender's and Servicer's respective predecessors in interest, and all of the respective past and present officers, directors, employees, agents, servicers, attorneys, representatives, participants, heirs, successors and assigns of Lender, Servicer and Lender's and Servicer's predecessors in interest (collectively, "Lender Parties") with respect to (i) the Loan, (ii) the Loan Documents, (iii) the Debt, (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Project.
(b)    [Intentionally Omitted].
(c)    Assignment of Leases. The Assignment of Leases (as such term is defined in Exhibit A attached hereto) as affected by the Spreader Agreement constitutes an absolute, unconditional, current assignment of rents, issues and profits from the Project, and all actions, if

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any, required to be taken by Lender to perfect its rights to collect such rents, issues and profits have been duly and properly taken by Lender. It is the intent of the Parties that Lender's security interest pursuant to the Assignment of Leases remains and shall at all times remain perfected.
(d)    Cash Management. Borrower agrees and acknowledges that the Loan is being actively cash managed in accordance with the cash management provisions set forth in Article XI of the Loan Agreement. The cash management procedures are in full force and effect and shall remain in full force and effect, and Borrower shall continue to comply with the terms thereof, throughout the Marketing Period. Except as set forth in Schedule 2.4(d) attached hereto, Borrower has sent written notice to each of the tenants ("Tenants") at the Project, and has provided Lender with copies of such notices, directing such Tenants to pay the rents due under their leases to the Clearing Account at the Clearing Account Bank. Notwithstanding the terms of Schedule 2.4(d) attached hereto, during the Marketing Period, Borrower agrees to send written notice to any new tenants ("New Tenants") at the Project (other than short term specialty tenants), and provide Lender with copies of such notices, directing such New Tenants to pay the rents due under their leases to the Clearing Account at the Clearing Account Bank pursuant to the terms of the cash management provisions set forth in Article XI of the Loan Agreement.
(e)    Multi-Party Operating Agreement. Other than the obligations of Borrower under that certain Amended and Restated Construction, Operating and Reciprocal Easement Agreement dated May 20, 2005, by and among The May Department Stores Company, a New York corporation, Sears, Roebuck and Co., a New York corporation, Rich's Department Stores, Inc., an Ohio corporation and EM Columbus, LLC, a Delaware limited liability company (a predecessor-in-title to Borrower), (together with each of their respective successors and assigns, collectively, the "Mall Anchor Tenants"), and recorded as Instrument #200506010106031 of the Records (as defined in Exhibit A attached hereto), as amended by the (i) Supplemental Agreement dated May 20, 2005 between EM Columbus, LLC and The May Department Stores Company; (ii) Supplemental Agreement dated May 20, 2005 between EM Columbus, LLC and Sears Roebuck and Co.; (iii) Supplemental Agreement dated May 20, 2005 between EM Columbus, LLC and Macy's Central, Inc.; and (iv) agreements listed on Schedule 2.4(e) attached hereto (collectively, the "MPOA Related Agreements"), Borrower has no other written or oral obligations to the Mall Anchor Tenants which may be binding on a Third Party Buyer after a sale of the Project to it, or on Lender (or, if applicable, its designee or assignee) upon the conveyance of the Project to Lender (or such designee or assignee) by means of the Deed in Lieu Documents. Notwithstanding the reference to the MPOA Related Agreements set forth herein and in Schedule 2.4(e) attached hereto, Lender is not agreeing to expressly assume or be bound by the obligations under the MPOA Related Agreements.
(f)    Service Contracts. A list of all Service Contracts affecting the Project is attached hereto as Schedule 2.4(f). Borrower has delivered true and correct copies of all Service Contracts to Lender. There are no Service Contracts affecting all or any portion of the Project that cannot be terminated by Borrower prior to the expiration of the Marketing Period, other than those described in Schedule 2.4(f) attached hereto.
(g)    Required Repairs. Borrower completed the Required Repairs described in Schedule II of the Loan Agreement and provided evidence thereof to Lender or Original Lender.

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(h)    No Default. To the best of Borrower's knowledge, there exists no Event of Default and no event, fact or circumstance has occurred or failed to occur which, with the lapse or passage of time, giving of notice or both, would constitute an Event of Default under the Loan Documents.
2.5    No Bankruptcy Intent. None of Borrower, Glimcher LP or Glimcher Corp. has any intent (a) to file or cause Borrower to file any voluntary petition under any Chapter of the United States Bankruptcy Code, Title 11, U.S.C.A. ("Bankruptcy Code"), or in any manner to seek or cause Borrower to seek any Debtor Proceeding or to file or cause Borrower to file any such petition or any Debtor Proceeding at any subsequent time, or (b) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Borrower, or (c) directly or indirectly to cause the Project or any portion or any interest of Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding at any subsequent time. Borrower acknowledges that the filing of any petition or the seeking of any relief in a Debtor Proceeding by any of Borrower, Glimcher LP or Glimcher Corp., would be in bad faith and solely for purposes of delaying, inhibiting or otherwise impeding the exercise by Lender of Lender's rights, and whether directly or indirectly, would be in bad faith and solely for purposes of delaying, inhibiting or otherwise impeding the exercise by Lender of Lender's rights and remedies against Borrower and the Project pursuant to the Loan Documents or at law.
2.6    Financial Statements. The monthly and annual financial statements of Borrower and the Project previously delivered by Borrower to Lender pursuant to Section 5.1.11 of the Loan Agreement (the "Borrower Financial Statements") have been prepared according to the requirements of the Loan Agreement and fairly present, respectively, the financial condition of Borrower and the income and expenses related to the Project, as of the dates thereof, subject, in the case of interim statements, to year-end adjustments and information that would be contained in footnotes to year-end financial statements of the Borrower prepared in accordance with GAAP. Glimcher LP has previously delivered to Lender (a) its annual audited consolidated balance sheet dated as of December 31, 2012 and the related audited consolidated statements of operations and consolidated income for the year then ended (the "Glimcher LP Financial Statements"), and (b) the quarterly unaudited consolidated balance sheets of Glimcher Realty Trust, a Maryland Business Trust ("GRT") as of September 30, 2012, March 31, 2013 and June 30, 2013, respectively, and the related unaudited consolidated statements of operations and consolidated income for the respective quarterly periods then ended (collectively, the "GRT Quarterly Statements", and together with the Glimcher LP Financial Statements and the Borrower Financial Statements, the "Financial Statements"). The Glimcher LP Financial Statements have been prepared in accordance with GAAP, and fairly present Glimcher LP’s consolidated financial position as of the date thereof, and the consolidated results of operations and consolidated income for the year then ended. The GRT Quarterly Statements have been prepared in accordance with GAAP, and fairly present the consolidated financial position of GRT as of the respective dates thereof and the consolidated results of its operations and consolidated income for the quarterly periods then ended (subject to year end adjustments and information that would be contained in footnotes to year-end financial statements of GRT prepared in accordance with GAAP). GRT is the holder of approximately 98% of the partnership interests in Glimcher LP, and Glimcher LP believes that the GRT Quarterly Statements represent a reasonable approximation of Glimcher LP’s consolidated financial position and

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consolidated results of operations and consolidated income as of, and for the respective periods covered by, the respective GRT Quarterly Statements. Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.
2.7    Rent Roll. The Rent Roll ("Rent Roll") attached hereto as Exhibit B is a true, complete and accurate list of all tenant leases affecting the Project and any amendments thereto ("Leases"), a summary of certain financial terms thereof, and a description of any unilateral rights to terminate any Leases prior to the expiration of the term thereof and without a default by the tenant thereunder. The Leases are the only leases affecting the Project and are currently in full force and effect and, unless otherwise indicated in the Rent Roll or otherwise on Exhibit B, are unmodified. Except as otherwise set forth on Exhibit B, (a) Borrower has not been notified of any landlord default under any of the Leases; (b) there are no leasing broker's or finder's commissions of any kind due or to become due with respect to the Leases or the Project; (c) the rents and security deposits under the Leases shown on the Rent Roll are true and correct; and (d) Borrower has not received any prepaid rents more than one month in advance, or given any concessions for free or reduced rent under the Leases, and will not accept any prepaid rents for more than one month in advance. To the best of Borrower's knowledge, there are no subordination, non-disturbance and/or attornment or similar type agreements affecting any of the Leases at the Project.
2.8    Title to Project and Legal Proceedings. Other than those matters described on Schedule 2.8 attached hereto, there are no: (a) pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Borrower or the Project, (b) liens, mortgages, claims of lien or other encumbrances, other than the Permitted Exceptions against the Project, or (c) pending or threatened condemnation proceedings or annexation proceedings affecting all or any portion of the Project, nor any agreements to convey any portion of the Project, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.
2.9    Status of the Project.
(a)    Compliance with Laws. Borrower has not received any written notice from any governmental entity claiming that Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to building, zoning, environmental, life safety, wetlands, or handicapped accessibility laws, codes or regulations. All permits, licenses or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Loan Documents are current, valid and in full force and effect.
(b)    Project Manager. During the Marketing Period, Glimcher LP and Glimcher Development Corporation, a Delaware corporation ("GDC"), shall continue to act as the Manager and services provider, respectively, for the Original Project and shall be responsible for the management, operations and leasing of the Added Parcel in accordance with that certain Amended and Restated Shopping Center Management and Leasing Agreement (the "Management Agreement") dated as of November 20, 2006 among Borrower, Glimcher LP and GDC, previously delivered to Lender, which is subordinate to the Loan Documents. Upon the request of Lender,

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Glimcher LP together with GDC shall continue to operate and provide the services to the Project on behalf of Lender or Lender's designee or assignee (but not for a Third Party Buyer) for a period of six (6) months following the Deed in Lieu Closing Date (as hereinafter defined) pursuant to the terms of the Management Agreement, as modified by the terms of the Amendment to Management Agreement (as defined below), or, at Lender's election in writing made by written notice to Glimcher LP not later than twenty (20) days prior to the Deed in Lieu Closing Date, a new management agreement on identical terms to the Management Agreement (as so modified by the Amendment to Management Agreement) to be entered into at the Deed in Lieu Closing (as hereinafter defined).
(c)    Amendment to Management Agreement. As a condition to Lender’s execution of this Agreement, Borrower, Glimcher LP and GDC shall execute and deliver to Lender, simultaneously with the execution of this Agreement, an Amendment to Management Agreement in the form attached hereto as Exhibit C (the "Amendment to Management Agreement"), which Amendment to Management Agreement provides, among other things, that the entire Project shall be managed by Glimcher LP with services provided by GDC.
2.10    Single Purpose Bankruptcy Remote Entity. Borrower has been since formation and during the Marketing Period will continue to be a Single Purpose Bankruptcy Remote Entity and is in compliance with all of the requirements to be a Single Purpose Bankruptcy Remote Entity set forth in Section 5.15 of the Loan Agreement. The two (2) Independent Managers of Borrower are William Popeo and Michelle A. Dreyer with Corporation Service Company.
2.11    Continuity of Representations. The representations and warranties contained in this Agreement are true and correct in all material respects as of the date hereof and will survive the Marketing Period and for the twelve (12) month period immediately following the Marketing Period, but not thereafter, except with respect to those representations and warranties set forth in any of the Deed in Lieu Documents, which will survive the delivery of such Deed in Lieu Documents.

ARTICLE III
COVENANTS OF BORROWER AND LENDER
Borrower and Lender covenant and agree as follows:
3.1    Compliance with Loan Documents. Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents, as affected by the terms hereof.
3.2    [Intentionally Omitted]
3.3    Monthly Reports. During the Marketing Period, Borrower shall timely deliver to Lender the monthly reports required under Section 5.1.11 of the Loan Agreement.
3.4    Marketing and Sale of the Project During Marketing Period.

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(a)    During the Marketing Period, Borrower and Lender shall jointly market, including through public auction, the sale of the Project to a third party buyer (a "Third Party Buyer") with real estate brokers selected or approved by Lender and/or at Lender's discretion, through the services of Auction.com, on terms and conditions acceptable to Lender in its sole and absolute discretion; provided, however, that Borrower shall not be obligated for any costs of marketing the Project, (including by auction) or to compensate any real estate brokers or Auction.com in connection therewith except to the extent such costs are paid from the proceeds of sale of the Project, if any. The Project, including the Original Mall and the Added Parcel shall be marketed, auctioned and sold together, as a single property and any purchaser shall be required to acquire and take title to the Original Mall and the Added Parcel at closing. Borrower shall use reasonable efforts in good faith to keep Lender informed of all its material activities and material inquiries regarding the sale of the Project, including but not limited to providing the Lender the opportunity to participate in all material telephone calls (other than those relating solely to the delivery of due diligence items) and material correspondence and to attend all material meetings relating to the sale of the Project. If Borrower is not actively participating in the marketing or sale of the Project and/or excluding Lender from any such marketing or sales efforts of Borrower, as determined in Lender's sole discretion, Borrower hereby grants Lender the sole right (without interference or participation by Borrower) to list, market (including by auction), and sell the Project in Borrower's name. In connection with any sale of the Project in accordance with this Agreement, Lender shall have the right, but not the obligation, in its sole discretion, to permit a purchaser of the Project to assume the Loan and to make any modifications to the Loan that Lender shall elect to make in connection with the sale of the Project (including, without limitation, the extension of the Loan maturity date, a change in the interest rate and a reduction of the outstanding principal balance of the Loan). Borrower hereby consents to any such sale of the Project and assumption and modification of the Loan, all in a manner determined by Lender, in Lender's sole discretion, and without obtaining the consent or participation of Borrower in any manner. If the Loan shall be assumed by a purchaser of the Project, any portion of the purchase price in excess of the Loan balance, after payment of all accrued and unpaid interest, late charges and all other expenses associated with the Loan, shall be used by Lender in its sole discretion to create new reserves, add to the existing reserves to the extent of any deficiencies for the Loan or to pay down the Loan. If the Loan shall not be assumed by a purchaser of the Project, Lender shall apply the proceeds from the sale of the Project, less Lender's expenses in connection with the sale, to the payment of the Loan. To the extent that any such sale without an assumption of the Loan results in a full payoff of all amounts due under the Loan (including principal, contract rate interest, default interest, late charges, expenses and prepayment premiums) and there are excess proceeds, Lender shall deliver such excess proceeds to Borrower. Borrower shall execute all commercially reasonable documents and agreements reasonably necessary in order to permit the marketing (including by auction) and sale of the Project and shall perform all covenants of a seller, provided that Borrower shall not be obligated to incur or become responsible for costs of sale or closing adjustments and pro-rations except to the extent that such costs and other items shall be payable from the proceeds of sale. In the event that a contract for sale and purchase of the Project in form agreed to or approved by Borrower has been executed and delivered by a Third Party Buyer on or prior to the expiration of the Marketing Period (a "Third Party Contract") and the closing under the Third Party Contract is to occur on or prior to the date that is thirty (30) days after the expiration of the Marketing Period (the "Third Party Closing Date"), on the Third Party Closing Date, Borrower shall execute and/

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or deliver, as applicable, to the Third Party Buyer conveyance documents in substantially the same form as the Deed in Lieu Documents described in Section 3.7(d) hereof (excluding specifically 3.7 (d)(xvii)). Borrower acknowledges and agrees that the Third Party Closing Date may be extended (as extended the "Third Party Closing Date") pursuant to the terms of the Third Party Contract to address title issues raised by the Third Party Buyer to items other than those deemed to be an acceptable encumbrance under the terms of the Third Party Contract. Provided that Borrower timely performs its obligations under this Section 3.4 in all material respects, upon the earlier to occur (the "Release Date") of (i) the consummation of closing of a sale of the Project under a Third Party Contract or (ii) the Deed in Lieu Closing Date (herein defined), Lender shall deliver to Borrower an executed original of Lender's Release in the form attached hereto as Exhibit N (the "Lender Release") and, notwithstanding any failure of the Lender to so deliver the Lender Release within five (5) business days' of written notice from Borrower to do so, Borrower and Glimcher LP shall on the Release Date be automatically and forever unconditionally and irrevocably released by Lender from all claims, costs, liabilities and obligations whatsoever, including, without limitation, all obligations and liabilities arising under or pertaining to the Loan and the Loan Documents upon all of and subject to the same terms and provisions as are contained in the Lender Release.
(b)    The "Joint Marketing Covenants" shall be defined as Borrower's obligation to (i) execute all commercially reasonable documents and agreements reasonably necessary in order to permit the marketing and sale of the Project, including, without limitation, a standard listing agreement with brokers selected by Lender (the "Listing Broker") and a standard Auction Marketing Agreement with Auction.com, (ii) refer all inquiries received by Borrower regarding the purchase of the Project to Listing Broker and/or Auction.com, if in Borrower's reasonable determination any such inquiry is material in nature or otherwise related to issues that may impact, effect or be of interest or concern to Lender, to Lender, (iii) involve and keep Listing Broker and/or Auction.com informed in advance as to all meetings with third parties expressing an interest in the Project and, if in Borrower's reasonable determination, any such meeting is material in nature or otherwise related to issues that may impact, effect or be of interest or concern to Lender, to Lender, (iv) address inquiries from, and provide information to, Listing Broker and/or Auction.com regarding the Project (e.g. financial, tenant-related, physical condition, etc.) in connection with the valuation and marketing of the Project, (v) instruct Borrower's personnel and Borrower's property manager to reasonably assist and cooperate with the marketing (including by auction) and the sale of the Project, (vi) reasonably assist, allow, facilitate and cooperate with third parties expressing an interest in acquiring the Project, including, without limitation, the Third Party Buyer, in connection with their due diligence efforts and activities, (vii) execute and/or deliver, as applicable, to or for the benefit of the Third Party Buyer conveyance documents in substantially the same form as the Deed in Lieu Documents described in Section 3.7(d) hereof in addition to such other reasonable and necessary documents required to deliver good and marketable title to the Project to Third Party Buyer and to comply with the requirements of the owner's title insurance commitment; and (viii) deliver to or for the benefit of Third Party Buyer the documents, information and items described in Section 3.7 (e). Borrower shall be subject to personal liability for the full Indebtedness and all other obligations of Borrower to Lender under the Loan Documents for any failure of Borrower occurring after the Effective Date to comply with, or any attempt by Borrower occurring after the Effective Date to interfere with Borrower's compliance with, the Joint Marketing Covenants, which failure has not been cured within fifteen (15) days after written notice from Lender to Borrower.

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3.5    Lender's Approval of Leases and Contracts. Borrower shall obtain Lender's prior written approval, such approval not to be unreasonably withheld, and prior to Borrower entering into, modifying, amending, assigning or terminating any material contracts or agreements affecting the Project or title thereto, during the Marketing Period. Such material contracts shall include, but not be limited to, any leases requiring approval by Lender under the Loan Documents, any leases, lease modifications or extensions for a period that extends beyond the Marketing Period, and any contract which obligates the Borrower or affects the Project beyond the Marketing Period.
3.6    Operating Standard. During the Marketing Period, Borrower shall pay all Operating Expenses and manage and operate or cause to be managed and operated the Mall in accordance with the Management Agreement and the Operating Standard, including but not limited to the continued leasing of the Mall in accordance with the provisions of the Management Agreement.
3.7    Cooperation of Borrower Upon Default and/or or Expiration of Marketing Period. Borrower and Lender agree that, upon the date which is the earlier of (a) a Default under this Agreement or (b) the expiration of the Marketing Period, Lender shall have the right to acquire, in the event of the occurrence of (a) above, and it shall acquire in the event of the occurrence of (b) above, in accordance with and subject to the terms, provisions and conditions of this Section 3.7 (excluding only subsections 3.7 (a), (b) and (f)), possession of and title to the Project and otherwise commence and fully exercise (without interference by Borrower) any other rights or remedies given to Lender under this Agreement and the Loan Documents.
(a)    Foreclosure. If a Default shall occur and remain outstanding after the expiration of any applicable notice and cure periods, in consideration of and as a material inducement to Lender to consent to the Requested Action, Borrower agrees to waive and does hereby waive all defenses and agrees not to challenge in any way the validity of any foreclosure proceedings (whether commenced by judicial action or non-judicial power of sale, if applicable), or Lender's entitlement to the use of executory process (including a waiver of any and all rights to seek injunctive relief in respect thereof) related to the Project and/or the other real and personal property securing the Loan (the "Other Collateral") or any other exercise by Lender of its rights and remedies under this Agreement, the Loan Documents, in equity or at law commenced from time to time by Lender. In addition, upon the occurrence of a Default during the Marketing Period, Borrower shall not take any action of any kind or nature whatsoever, either directly or indirectly, to delay, oppose, impede, obstruct, hinder, enjoin or otherwise interfere with, and Borrower will cooperate and comply with the exercise by Lender of any and all of Lender's rights and remedies against Borrower or with respect to the Project and the Other Collateral, or any other rights or remedies of Lender with respect to the Loan, the Loan Documents, this Agreement, in equity and at law, including, without limitation, any actions by Lender to exercise the Assignment of Leases, whether or not involving the appointment of a keeper or receiver ("Receiver"), or at Lender’s sole election, to obtain title to the Project and the Other Collateral by foreclosure or deed-in-lieu of foreclosure of the Mortgage.
(b)    Foreclosure Documents. If a Default shall occur and remain outstanding after the expiration of any applicable notice and cure periods, in the event that Lender elects to acquire the Project or Other Collateral by foreclosure, Borrower will not object to Lender or any court or any sheriff, marshal or special master publishing a Notice of Foreclosure Sale of the Project

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and Other Collateral and, upon request, shall execute (i) in respect of any judicial foreclosure, a Stipulation waiving defenses and agreeing to the entry of a Final Judgment and Decree of Foreclosure, and (ii) in respect of any judicial foreclosure or foreclosure by power of sale, a conveyance in form and substance reasonably acceptable to Lender, conveying to Lender or its designee or assignee, after the foreclosure sale, all statutory rights of redemption of Borrower in and to the Project and Other Collateral (collectively, the "Foreclosure Documents"). Borrower further agrees, upon request of Lender following the occurrence and continuation of a Default, to authorize the Escrow Agent to deliver to Lender's or Lender's designee or assignee the duly and properly executed originals of the Deed in Lieu Documents and the deliveries described in Sections 3.7(e).
(c)    Lender's Deed in Lieu Conditions. Provided that (i) no Default shall have occurred and be outstanding after the expiration of any applicable notice and cure periods, on the last day of the Marketing Period (the "Deed in Lieu Date"), and (ii) on the Deed in Lieu Date, (A) there are no circumstances present at the Project relating to the use, management or disposal of any Hazardous Substances (as that term is defined in the Environmental Indemnity described in Exhibit A attached hereto) for which investigation, testing, monitoring, containment, clean‑up or remediation could be required under any then effective federal, state or local law or regulation dealing with environmental matters, including the Environmental Laws defined in the Environmental Indemnity (collectively, "Environmental Laws") that would prevent Lender or its designee or assignee from taking title to the Project pursuant to the terms of that certain Pooling and Servicing Agreement dated as of February 12, 2007 among Structured Asset Securities Corporation II, as Depositor, KeyCorp Real Estate Capital Markets, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and LaSalle Bank National Association, as Trustee, (as amended from time to time, the "PSA"), and (B) other than the Permitted Exceptions and such other title and survey exceptions approved by Lender in writing, there are no other Liens, encumbrances or other matters filed of record against the Project (with (i) and (ii) being collectively referred to herein as the "Deed in Lieu Conditions"), Lender shall acquire the Project and/or the Other Collateral by deed-in-lieu of foreclosure. In this regard and provided the Deed in Lieu Conditions are met, on the fifth (5th) Business Day following the Deed in Lieu Date (the "Deed in Lieu Closing Date"), Borrower and Lender shall consummate the transfer of Borrower’s title to the Project, subject only to the Permitted Exceptions, to Lender and/or its designee or assignee (the "Deed in Lieu Closing") in escrow through Novare National Settlement Services ("Escrow Agent") on or before 10:00 am Eastern Time on such day, time being of the essence, in accordance with the terms and conditions of this Section 3.7. No more than five (5) days from the date that Lender has provided Borrower with written notice of the name and principal address of its designee or assignee which will be taking title to the Project (Lender agreeing to provide such name and address no less than fifteen (15) days prior to the expiration of the Marketing Period) (which notice to Borrower shall constitute a binding instruction to Borrower to substitute Lender’s designee or assignee in place of Lender as the grantee, assignee or releasee, as applicable, in the applicable Deed in Lieu Documents, and an unconditional assignment by Lender of its right to acquire title to the Project pursuant to the Deed in Lieu Documents, but shall not release Lender of its obligation to deliver the Lender Deliveries at the Deed in Lieu Closing as set forth below), the Parties shall each execute and/or deliver, as applicable, to the Escrow Agent (except as otherwise set forth below) the

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documents and deliveries set forth below (with Borrower having the ability to update the exhibits attached to the documents five (5) days prior to the Deed in Lieu Date).
(d)    Borrower Escrow Deliveries. Borrower shall execute and/or deliver, as applicable, to the Escrow Agent, duly and properly executed originals of the following documents (the "Deed in Lieu Documents"):
(i)    A Limited Warranty Deed in the form attached hereto as Exhibit D (the "Deed") and any other required state and local transfer tax declarations and affidavits required by law to be executed by Borrower;
(ii)    A Bill of Sale in the form attached hereto as Exhibit E ("Bill of Sale");
(iii)    An assignment of the Leases in the form attached hereto as Exhibit F ("Assignment"). Borrower shall: (A) terminate the insurance policies ("Policies") that Borrower maintains with respect to the Project by written letters dated as of the Deed on Lieu Closing Date, which such letters shall request an immediate refund of the unearned premiums ("Refunds") that are returned to Borrower with respect to the Policies; and (B) shall have the obligation, which shall survive closing of the Deed in Lieu Closing, to deliver to Lender any monies Borrower receives after the Deed in Lieu Closing from any insurance companies with respect to the Project, whether Proceeds of an Insured Casualty or unearned premiums, if any, that are returned to Borrower with respect to the Policies, including, without limitation, the obligation to endorse any checks payable to Borrower, either jointly or alone, to Lender or otherwise delivering such monies to Lender promptly upon receipt by Borrower; and (C) cooperate with Lender to pursue Refunds, which obligation shall survive the Deed in Lieu Closing. Borrower shall also deliver to Lender the Leases, including any assignments, amendments, side letters, letter agreements, subleases, commencement date memoranda or similar documents, and estoppel certificates and brokerage agreements related thereto and other correspondence with Tenants with respect to the Project;
(iv)    A Title Affidavit in the form attached hereto as Exhibit G;
(v)    Letters in form attached hereto as Exhibit H addressed to the vendors under the Service Contracts, other than the Designated Service Contracts, if any, informing them, in accordance with the terms hereof, that their services are being terminated; Borrower shall pay any and all termination and/or other fees, costs and expenses in connection with said terminations, which obligation shall survive the Deed in Lieu Closing;
(vi)    Letters in form attached hereto as Exhibit I addressed to the vendors under the Designated Service Contracts, if any, informing them that Lender has obtained title to the Project as of the Deed in Lieu Closing Date and has taken an assignment of the Designated Service Contracts;
(vii)    Letters in form attached hereto as Exhibit J addressed to all Tenants, informing the Tenants that Lender has obtained title to the Project as of the Deed in Lieu Closing Date and has taken an assignment of all Leases and that all future rent should be paid to Lender or its nominee;

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(viii)    Unless the Lender or its designee or assignee has requested Glimcher LP and GDC to continue their obligations under the Management Agreement pursuant to Section 2.9 (b) above, a Termination of Management Agreement with Glimcher LP as the property manager of the Project and GDC as the services provider, in the form attached hereto as Exhibit K, effective as of the Deed in Lieu Closing Date, which termination shall include provisions that Glimcher LP and GDC have been paid in full and releases Borrower and Lender from all obligations under the management agreement, to also be executed and delivered by Glimcher LP and GDC;
(ix)    A Certificate of Non-Foreign Status in form acceptable to Lender and Escrow Agent;
(x)    to the extent any declaration of restrictions, easements and agreements ("REA") requires a specific written assignment and/or assumption agreement with respect to such REA, an executed assignment and/or assumption agreement with respect to such REA in the form required by the REA;
(xi)    [intentionally omitted];
(xii)    Certificates of Good Standing for Borrower and all other parties in the signature block of Borrower from the State of Delaware;
(xiii)    A secretary’s certificate on behalf of Borrower setting forth resolutions authorizing the execution and delivery of the Deed in Lieu Closing Documents by Borrower, including the incumbency of all signatories to the Deed in Lieu Documents being signed by Borrower or Glimcher LP on its behalf;
(xiv)    A secretary’s certificate on behalf of Glimcher LP setting forth resolutions authorizing the execution and delivery of the Deed in Lieu Closing Documents being executed by Glimcher LP on its own behalf and as sole equity member of the Borrower, including the incumbency of all signatories to the Deed in Lieu Documents being signed by Glimcher LP on its own behalf or as sole equity member of the Borrower or by Glimcher Corp. as general partner of Glimcher LP;
(xv)    A Borrower's Release in the form attached hereto as Exhibit M from Borrower;
(xvi)    All security deposits, if any, and/or prepaid rent, if any, paid under any Leases and not previously deposited in the Deposit Account;
(xvii)    Borrower hereby acknowledges and agrees that any funds remaining in any of the cash management, escrow, reserve or any other accounts being maintained by Lender pursuant to the terms of the Loan Documents shall belong to and retained by Lender and Borrower shall have no further right or interest in said funds; provided, however, that Lender shall apply Tax and Insurance Escrow Funds, Replacement Reserve Funds and Rollover Reserve Funds for the payment of Taxes and Insurance Premiums, Replacements and Leasing Expenses, respectively, as same become due, but only to the extent there are funds on deposit in the specific reserve account.

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Lender shall have no obligation to apply funds in any of the aforesaid reserve accounts for other than the purpose for which such funds were initially deposited. To the extent any Designated Service Contract being assigned to Lender has been prepaid or a deposit exists thereunder, Lender shall receive the benefit thereof and Lender shall not be required to reimburse Borrower for any such prepayment or deposit. Any uncollected receivables of rent or other income under the Leases shall belong to Lender as of the Deed in Lieu Closing Date. In the event any rents or other income are received by Borrower with respect to the Project after the Deed in Lieu Closing Date, such rents or other income shall be deemed held in trust for Lender and immediately delivered to Lender. Borrower shall have paid all accounts payable and other expenses of the Project through the Effective Date, and Lender is not assuming any obligation for the payment of any such accounts payable or other expenses of the Property for any period prior to the Deed in Lieu Closing Date. Each party shall bear its own attorneys' fees and costs for this transaction. The provisions of this Section shall survive Closing; and
(xviii)    such further instruments of conveyance, sale, assignment or transfer and shall take or cause to be taken such other or further action as Lender or Escrow Agent shall reasonably request at any time or from time to time in order to: (1) convey, vest, confirm or evidence in Lender (or its nominee) title to all or any part of the Property under the laws of the State of Ohio; or (ii) in any other manner effectuate the terms of Deed in Lieu. The provisions of this Subsection shall survive Closing.
(e)    Borrower Deliveries to Lender. Borrower shall separately deliver to Lender or its designee or assignee on the Deed in Lieu Closing Date:
(i)    all keys and security cards and codes and all other access and/or alarm codes and combinations to the Project in Borrower's possession;
(ii)    All intangible property, if any, used by Borrower in connection with Borrower's development, use and operation of the Project, to the extent assignable, and in Borrower's direct or indirect possession (including the possession of a third party on behalf of or for the benefit of Borrower), including, without limitation, plans and specifications, reports, permits, licenses, certificates of occupancy, development rights, warranties, guaranties, telephone exchanges, trademarks and the name of the Project in Borrower's possession; and
(iii)    Possession of the Project, subject only to the rights of Tenants.
(f)    Lender Deliveries. Lender shall deliver to Escrow Agent the following:
(i)    A copy of the recorded or to be recorded assignment(s) of loan documents, with an assumption by the assignee of the obligations of Lender under this Agreement;
(ii)    A duly and properly executed (by Lender or Lender's assignee, as applicable) original of the Lender's Release in the form attached hereto as Exhibit N, duly and properly executed by whichever of the Lender and its successors and assigns are the holders of the Loan and the Loan Documents at the time of delivery of the Lender's Release; and

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(iii)    If the Loan is assigned by Lender, a secretary’s or other officer's certificate setting forth resolutions authorizing the execution and delivery of the Lender's Release by Lender's assignee, including the incumbency of the signatory(ies) to the Lender's Release.
(g)    Environmental Indemnity Obligations. Notwithstanding the foregoing, Lender shall have no obligation to acquire title to the Project if, on the Deed in Lieu Date, there are any circumstances present at the Project relating to the use, management or disposal of any Hazardous Substances (as defined in Environmental Indemnity described in Exhibit A) for which investigation, testing, monitoring, containment, clean‑up or remediation could be required under any Environmental Law that would prevent Lender or its designee or assignee from taking title to the Project pursuant to the terms of the PSA.
(h)    Closing Instructions. On the Deed in Lieu Closing Date and at such time as the Escrow Agent is in possession of all items required to be delivered pursuant to subsections (d), (e) and (f) hereinabove, Borrower and Lender shall each instruct the Escrow Agent, as escrow and closing agent, to (i) deliver to Lender the Deed in Lieu Documents, and (ii) deliver to Borrower the Lender Release.
(i)    No Merger, etc. The delivery, acceptance and/or recording of the Deed and the receipt of the amounts specified in this Agreement by Lender shall not in any way or manner whatsoever:
(i)    result in a merger of the interests of Lender pursuant to the Mortgage (as defined in Exhibit A attached hereto) and the other Loan Documents, and the interests of Lender as fee holder of the Project and as owner of the Other Collateral shall at all times remain SEPARATE and DISTINCT from Lender's interest in the Mortgage and the other Loan Documents until such time, if any, as Lender may affirmatively elect otherwise by written notice recorded with the Records. The liens and security interests evidenced by the Loan Documents shall be and remain at all times valid and continuous liens and security interests on the Property;
(ii)    be deemed a waiver by Lender of any claim of priority pursuant to the Mortgage or pursuant to the other Loan Documents over any other liens, deeds of trust, security interests or encumbrances of any kind or nature, now existing or hereafter placed upon the Project, or any part thereof; and
(iii)    adversely affect or prejudice, in any way, the right of Lender to foreclose the Mortgage or any other lien granted pursuant to the Loan Documents by judicial proceedings or otherwise or to proceed as provided in the Mortgage, the other Loan Documents and as otherwise provided at law or in equity in the event that subsequent to the Deed in Lieu Closing Date, other liens, deeds of trust, security interests or encumbrances, resulting from the act or deed of Borrower shall be asserted against the Project.
(j)    Loan Not Deemed Satisfied. The Note (as defined in Exhibit A) and the Mortgage and the lien imposed by the latter upon the Project, and the other Loan Documents shall, in all respects, remain in full force and effect and survive the delivery and recording of the Deed, except that Borrower and Glimcher LP shall be released from their obligations under the Loan

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Documents as provided for and subject to the terms, conditions and limitations set forth in the form of the Lender's Release attached hereto as Exhibit N. This Agreement and the Deed in Lieu Closing Documents are intended to be and are acknowledged by Borrower to effect an absolute conveyance and unconditional transfer of its interests in the Project and all rights, titles, interests, income, rents, rent equivalents, issues, revenues, royalties and profits in connection therewith as of the Deed in Lieu Closing Date, and are not given as security, PROVIDED THAT title to the Project shall remain subject to the Mortgage to the full extent of the outstanding indebtedness evidenced by the Note from time to time, and all obligations arising thereunder. In the event that, contrary to the foregoing, it is at any time hereafter determined that Borrower had any equitable and/or statutory rights of redemption for the Project, then, for the consideration herein set forth, Borrower hereby sells, transfers and conveys to Lender and waives for itself any and all equitable statutory rights of redemption with respect to the Project.
(k)    Concerning the Escrow Agent. The Escrow Agent shall make deliveries or disbursements hereunder only upon the joint written instructions of Borrower and Lender, or their respective legal counsel. Upon the taking by the Escrow Agent of any action permitted by this Agreement, the Escrow Agent shall be released of and from all liability hereunder except for any gross negligence or willful default. Except as otherwise provided in this Agreement, all costs and expenses incurred by the Escrow Agent in performing its duties as the Escrow Agent, including, without limitation, attorneys’ fees (either paid to retained attorneys or amounts representing the fair value of legal services rendered to or for itself) shall be borne fifty percent (50%) by Lender and fifty percent (50%) by Borrower. The Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatever for (i) the sufficiency, correctness, genuineness, collection or validity of any instrument deposited with it, (ii) the form of execution of such instruments, (iii) the identity, authority or rights of any person executing or depositing the same, (iv) the terms and conditions of any instrument pursuant to which the parties may act, or (v) the loss of any funds deposited with it (due to early presentation for payment or otherwise), except for its gross negligence or willful default. The Escrow Agent shall not have any duties or responsibilities except those set forth in this Agreement, and shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent to be genuine, and the Escrow Agent may assume that any person purporting to give it any notice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so, except that this will not relieve the Escrow Agent of liability for its gross negligence or willful default. The terms and conditions of this subsection (k) shall create no right in any person, firm or corporation other than the parties hereto and their respective successors and assigns, and no third party shall have the right to enforce or benefit from the terms hereof.
3.8    Cooperation Covenants. The "Cooperation Covenants" shall be defined as Borrower's obligation (a) in the event of a Default, to comply with the terms of Sections 3.7 (a) and (b), and (b) provided no Default shall have occurred or if Lender has otherwise elected, to deliver the Deed in Lieu Documents required by Sections 3.7 (d), and the other deliveries, obligations, covenants, conditions and limitations required or imposed by Sections 3.7 (e) (g) (h) and (i). Borrower shall be subject to personal liability for the full Indebtedness and all other obligations of Borrower to Lender under the Loan Documents for any failure of Borrower after an Event of Default occurring after the Effective Date to comply with, or any attempt by Borrower after an Event of

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Default occurring after the Effective Date to interfere with Borrower's compliance with, the Cooperation Covenants, which failure has not been cured within fifteen (15) days after written notice from Lender to Borrower.
3.9    Relief from Bankruptcy. In the event that Borrower shall (a) file a voluntary petition with any bankruptcy court of competent jurisdiction or be the subject of any petition under the Bankruptcy Code; (b) be the subject of any order for relief issued under the Bankruptcy Code; (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors; (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, liquidator or assignee for the benefit of creditors; or (e) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, and such action causes Lender to seek necessary or appropriate relief: (i) Lender shall thereupon be entitled to and Borrower irrevocably consents to the relief from any automatic stay imposed by Section 362 of Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in this Agreement with respect to the Property and as otherwise provided by law, and Borrower hereby irrevocably waives any right to object to such relief, and acknowledges that no reorganization in bankruptcy is feasible; (ii) Borrower waives its exclusive right pursuant to Section 1121(b) of the Bankruptcy Code to file a plan of reorganization and irrevocably agrees and consents that Lender may file a plan immediately upon the entry of an order for relief if an involuntary petition is filed against Borrower or upon the filing of a voluntary petition by Borrower; (iii) in the event that Lender shall move pursuant to Section 1121(d) of the Bankruptcy Code for an order reducing the 120 day exclusivity period, Borrower shall not object to any such motion, and (iv) Borrower waives any rights it may have pursuant to Section 108(b) of the Bankruptcy Code. The provisions of this Section shall survive a Deed in Lieu Closing.
3.10    Additional Documents and Further Assurances. Simultaneously with the execution of this Agreement by Borrower, Borrower shall deliver or cause to be delivered to Lender, current certificates of good standing for each of the Borrower, Glimcher LP and Glimcher Corp., from the Secretaries of State of Delaware and from the State of Ohio. In addition, Borrower shall deliver to Lender satisfactory evidence of the current status of Borrower, Glimcher LP and Glimcher Corp. in the states of their formation and in Ohio and the authority of Borrower, by and through Glimcher LP and Glimcher LP, by and through Glimcher Corp., to enter into this Agreement and the Deed in Lieu Closing Documents, whether given to Lender, its designee or assignee or to a Third Party Buyer.
3.11    Debt. Borrower and Lender acknowledge that as of the Effective Date the outstanding principal balance of the Loan is $40,098,534.35.
3.12    Lender Waiver Regarding Glimcher Parties. Lender hereby irrevocably and unconditionally waives and releases all defenses, setoffs, claims, counterclaims and causes of action of any kind or nature whatsoever accruing prior to the Effective Date against Glimcher LP and GDC

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(except as necessary to pursue any claims against Borrower) and all affiliates of Glimcher LP other than Borrower (collectively, the “Glimcher Parties”) and all of the respective past and present officers, directors, members, managers, employees, agents, attorneys and representatives of the Glimcher Parties with respect to (i) the Loan, (ii) the Loan Documents, (iii) the Debt, (iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the Project, or (vi) the development, ownership, operation, management, leasing or financing of the Project; provided, however, that the foregoing waiver and release set forth in this section is not intended to, and shall not, apply to any of the representations or covenants of Glimcher LP made or undertaken by it in this Agreement.

ARTICLE IV
MODIFICATION OF CERTAIN OF THE LOAN DOCUMENTS
4.1    UCC Financing Statements. Borrower hereby grants and confirms unto Lender a first lien priority interest in all Collateral to the maximum extent permitted by the Uniform Commercial Code, as may have been amended subsequent to the making of the Loan. Borrower hereby further consents to the filing of any financing statements or Uniform Commercial Code forms required to be filed in the applicable states or any other filing office (collectively "Filings") in order to perfect said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the Uniform Commercial Code, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of Borrower.
ARTICLE V
ADDITIONAL PROVISIONS
5.1    References to Loan Agreement and Loan Documents. All references to the terms "Loan Agreement" and "Loan Documents" in any of the Loan Documents shall mean and refer to the Loan Agreement and the other Loan Documents, as modified by the terms of this Agreement and any subsequent modifications, renewals or replacements thereof.
5.2    Events of Default. Each of the following shall constitute an additional Event of Default ("Default") under the Loan Agreement. The reference to Defaults contained in this Section shall not be deemed exclusive and shall be in addition to the other Defaults or Events of Default contained in the Loan Documents.
(c)    Misrepresentations. If any representation or warranty of Borrower or Glimcher LP in this Agreement is untrue or inaccurate in any material respect when made.
(d)    Failure to Fund Shortfalls. If Borrower or Glimcher LP shall fail to timely pay all or any portion of the Shortfalls when due at any time during the Marketing Period, provided however, in no event shall Glimcher LP's liability for the Shortfalls exceed the Shortfall Liability Cap.

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(e)    Operating Standard. If the Mall is not otherwise kept open and operating in accordance with the Operating Standard during the Marketing Period.
(f)    Fraud. Fraud or intentional misrepresentation by any of Borrower, Glimcher LP or Glimcher Corp.
(g)    Misapplication of Proceeds. The misapplication or conversion by Borrower, Glimcher LP or Glimcher Corp. of (i) any Proceeds paid by reason of any Insured Casualty, (ii) any Award received in connection with a Condemnation, or (iii) any Rents, refund of Taxes or Other Charges or Funds.
(h)    Bankruptcy. If Borrower or any Person owning an interest in Borrower commences any action, suit, claim, arbitration, governmental investigation or other proceeding (i) under any existing of future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to Borrower, or seeking to adjudicate any of Borrower a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any of Borrower or any of Borrower's debts, or (ii) seeking appointment of a receiver, trustee custodian or other similar official for Borrower or for all or substantially all of Borrower's assets.
(i)    Suit by Borrower. If Borrower or Glimcher LP shall file or institute against any of Lender Parties, any lawsuit, complaint, administrative claim, adversary proceeding or other legal action relating, directly or indirectly, to the Loan or the Project concerning a matter waived or released in Section 2.4(a) of this Agreement.
(j)    Failure to Comply with Joint Marketing Covenants. If Borrower or Glimcher LP shall fail to comply with the Joint Marketing Covenants, and such failure shall continue for fifteen (15) days after notice from Lender.
(k)    Failure to Execute Documents. If Borrower or Glimcher LP shall fail to promptly, upon request of Lender, execute and deliver to Lender, Lender's designee or assignee, or a Third Party Buyer, as applicable, any of the Foreclosure Documents or the Deed in Lieu Documents, as applicable, and such failure shall continue for fifteen (15) days after notice from Lender.
(l)    Payments. If Borrower or Glimcher LP shall fail to pay any payment due by them, respectively, provided for under this Agreement when the same shall become due and after the expiration of any applicable grace or cure period provided for monetary defaults under the Loan Documents.
(m)    Breach of Other Covenants. If Borrower shall breach, default under or fail to fully perform any of its covenants, agreements and obligations under this Agreement, and such failure shall continue for fifteen (15) days after notice from Lender; provided, however, if such non-monetary default is susceptible of cure but cannot be reasonably cured within such fifteen (15) day period and Borrower has commenced to cure such default within the fifteen day period and thereafter

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diligently and expeditiously proceeds to cure the same, such fifteen day period shall be extended for an additional period of time not to exceed thirty (30) days.
5.3    Lender's Rights Upon Occurrence of Default. Upon the occurrence of a Default hereunder, Lender shall immediately be entitled, without further notice to Borrower or Glimcher LP, to exercise any or all of Lender's rights and remedies under this Agreement, the Loan Documents, at law or in equity (all of such rights and remedies being cumulative), including but not limited to the rights of Lender to acquire title to the Project pursuant to the terms of Section 3.7 hereof and the right to demand specific performance of any and all obligations of Borrower or Glimcher LP hereunder. Lender's right to demand specific performance of Borrower's and Glimcher LP's obligations hereunder shall include, but not be limited to, Borrower's obligation to keep the Mall open and operating during the Marketing Period in accordance with the Operating Standard and to comply with the Joint Marketing Covenants, Borrower's and Glimcher LP's obligation to comply with the Cooperation Covenants and Borrower's and Glimcher LP's obligation to pay all Shortfalls, provided, however, that Glimcher LP's obligations to pay Shortfalls shall be limited to the Shortfall Liability Cap, it being acknowledged by Borrower, Glimcher LP and Lender that Lender will be irreparably injured if these provisions of this Agreement are not specifically enforced, and the parties hereby agree that Lender shall be entitled to a decree of specific performance to effectuate the terms of these provisions of this Agreement.
5.4    Additional Obligations of Glimcher LP. Glimcher LP hereby agrees to (a) continue to serve as the property manager for the Project as provided in Section 2.9 (c) hereof and the Management Agreement, as amended by the terms of the Amendment to Management Agreement, (b) fund or provide Borrower with funds to pay all Shortfalls as necessary to keep the Project open and operational in accordance with the Operating Standard, provided, however, that Glimcher LP's obligation to fund or provide Borrower with funds to pay all Shortfalls shall be limited to the Shortfall Liability Cap, (c) cause the Borrower to keep the Project open and operated in accordance with the Operating Standard up until the Deed in Lieu Closing Date, and (d) and to comply with and to cause Borrower to comply with the Joint Marketing Covenants. Additionally, Glimcher LP in furtherance of such undertakings, makes the representations set forth in Sections 2.2, 2.3, 2.5 and 2.6 hereof, subject to the provisions of Section 2.11, and confirms Lender’s remedies as set forth in Section 5.3 for a Default by Glimcher LP under this Agreement.

ARTICLE VI
MISCELLANEOUS
6.1    No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement. Each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement.
6.2    No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the

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Loan Documents or at law. No delay or failure on the part of any Party in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any Party contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any Party may in writing expressly waive any of such Party's rights under this Agreement without invalidating this Agreement or the Loan Documents.
6.3    Successors or Assigns. Whenever any Party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such Party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the Parties, whether so expressed or not.
6.4    Construction of Agreement. Each Party acknowledges that it has participated in the negotiation of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any Party by any court or other governmental or judicial authority by reason of such Party having or being deemed to have structured, dictated or drafted such provision. Borrower at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Borrower has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the Parties with respect to the subject matters of this Agreement. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower.
6.5    Conflict. In the event of any conflict of the terms, conditions, covenants, representations or warranties of this Agreement and any of the other Loan Documents, the terms, conditions, covenants, representations and warranties of this Agreement shall govern and control.
6.6    Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then only such clause or provision shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.
6.7    Indemnity. Borrower agrees to indemnify and hold harmless Lender from any liabilities, costs, expenses (including attorneys and paralegal fees at all tribunal levels) or claims

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of the State of Ohio or any other governmental agency, including Franklin County, for documentary stamps, intangible taxes, conveyance fees and any interest or penalties thereon which may be or become due in connection with (a) the execution, delivery or recording of this Agreement or (b) the transactions contemplated by this Agreement.
6.8    Notices. Any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this Agreement or the Loan Documents shall not be effective unless in writing, signed by or on behalf of the Party giving the same, and sent by hand delivery or overnight courier service (such as Federal Express), to the Party to be notified at the address of such Party set forth below or at such other address within the continental United States as such other Party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:
U.S. Bank National Association, as Trustee
c/o KeyBank Real Estate Capital
Portfolio Services - CMBS
11501 Outlook Street, Suite 300
KS-01-11-0501
Overland Park, Kansas 66211
Re: LBUBS 2007-C1; Loan No. 010034718

With copies to:

LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn:    Director of Servicing
Re: LBUBS 2007-C1; Loan No. 010034718

and, if given to Borrower or Glimcher LP, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

EM Columbus II, LLC
c/o Glimcher Properties Limited Partnership
180 East Broad Street
Columbus, Ohio 43215
Attn: General Counsel
Telephone: 614-621-9000
Facsimile: 614-621-8863

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6.9    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.
6.10    Future Negotiations. Borrower acknowledges and agrees that (a) Lender has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the Loan, or any modification, amendment, restructuring or reinstatement of the Loan Documents or to forbear from exercising its rights and remedies under the Loan Documents, except as expressly provided in this Agreement; (b) if there are any future discussions among Lender and Borrower concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Loan, the Loan Documents, the Project or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by authorized representatives of the Parties; and (c) Borrower and Glimcher LP shall not assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.
6.11    Relationship of Parties. The Parties do not intend by this Agreement to create a partnership or a joint venture. Neither this Agreement, Lender's approval and other rights hereunder nor any of the payments herein or in the Note to be made by either Borrower or Lender shall constitute, or shall be deemed or construed to constitute, Lender a "mortgagee in possession" of the Project or in any manner liable for any goods or services delivered or provided with respect to the Project or in any manner liable to any third parties or to Borrower or Glimcher LP. The relationship of Lender to Borrower is that of "lender" and "borrower" and the Parties acknowledge and agree that the obligations of Lender and Borrower set forth herein are not intended to benefit and should not be relied on by third parties.
6.12    Headings. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.
6.13    Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Except as modified by this Agreement, the Loan Documents shall remain unmodified and in full force and effect.
6.14    Time of Essence; Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.
6.15    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument
6.16    Arbitration.

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(a)    Upon demand of any Party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.
(b)    Special Rules. All arbitration hearings shall be conducted in the City of Columbus, Ohio. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 12 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The Parties do not waive applicable Federal or state substantive law except as provided herein
6.17    Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the Parties agree to preserve, without diminution, certain remedies that any Party may exercise before or after arbitration proceeding is brought. The Parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (a) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property; (c) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver or filing of an involuntary bankruptcy proceeding; and (d) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.
6.18    Waiver of Exemplary Damages. The Parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially.
6.19    Waiver of Trial by Jury. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE
6.20    Representations and Warranties of Lender. Lender represents and warrants to Borrower that

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(a)    Lender has all necessary power and authority to enter into this Agreement, to execute and deliver the Lender Release and the other Lender Deliveries, all actions required to be taken by Lender to approve or authorize the execution of this Agreement, the execution and delivery of the Lender Release and the other Lender Deliveries, and the consummation of transactions contemplated by this Agreement have been taken, and this Agreement constitutes, and when executed and delivered as contemplated hereby, the Lender Release will constitute, the valid and binding obligations of Lender in accordance with their respective terms.
(b)    Neither the execution of this Agreement or the Lender Release, nor the consummation of the transactions contemplated hereby will constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, indenture, security arrangement or lease to which Lender is a party.
(c)    The persons executing this Agreement, the Lender Release and the other Lender Deliveries on behalf of Lender are duly authorized to do so and all requisite action has been taken by Lender to authorize the execution and delivery of this Agreement, the Lender Release and the consummation of the transactions contemplated hereby.
(d)    To Lender's actual knowledge, there are no existing material defaults under the Loan Documents.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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The Parties have executed and delivered this Agreement, as of the day and year first above written.
LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1

By:	LNR Partners, LLC, a Florida limited liability company, as attorney-in-fact

By: /s/ Arnold Shulkin
Name: Arnold Shulkin
Title:     Vice President

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BORROWER:

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By: /s/ George A. Schmidt
Name: George A. Schmidt
Title: Executive Vice President

GUARANTOR:

GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By: /s/ George A. Schmidt
Name: George A. Schmidt
Title: Executive Vice President

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SCHEDULE 2.4(d)

EXCEPTIONS TO CASH MANAGEMENT AGREEMENT REPRESENTATION

None

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SCHEDULE 2.4(e)

AGREEMENTS AFFECTING MALL ANCHOR TENANTS

1.    First Amendment to Supplemental Agreement dated June 21, 20067 between EM Columbus II, LLC and Macy’s Retail Holdings, Inc.

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Schedule 2.4(f)
SERVICE CONTRACTS

Mall(s)	Contractor	Contract Type	Expiration Date	Auto-Renew?	Notes
Eastland and others	Kazaam 3D	Advertising	3/1/2019	3 Year	3D Advertising x 11 malls
EASTLAND ONLY	ADT Security Services	Maintenance / Service	1/1/2013	1 Year	Fire/Burglar alarm monitoring; Auto-renews annually
EASTLAND ONLY	AEP Retail Energy Partners	Maintenance / Service	5/9/2014	Monthly	Power Sales Agreemt
EASTLAND ONLY	Airfast Heating & Cooling	Maintenance / Service	8/31/2014	N/A	HVAC PM renewal
EASTLAND ONLY	Brickman Group	Maintenance / Service	9/14/2015	N/A	Snow Removal
EASTLAND ONLY	Brickman Group	Maintenance / Service	4/1/2015	N/A	Exterior Landscape Maintenance
EASTLAND ONLY	Cintas	Maintenance / Service	5/31/2017	N/A	maintenance uniform rental
EASTLAND ONLY	City of Columbus	Maintenance / Service		PERPETUAL
EASTLAND ONLY	Columbia Gas of Ohio	Other - Advance Notice of Disconnect		PERPETUAL	Agreement for Advance Notice of tenant Disconnect.
EASTLAND ONLY	Columbus Police Dept	Maintenance / Service	1/31/2014	N/A	Independent Law Enforcemt
EASTLAND ONLY	Communication Systems	Other - License Agrmt		PERPETUAL
EASTLAND ONLY	Contract Sweepers	Maintenance / Service	1/1/2015	N/A	parking lot sweeping
EASTLAND ONLY	COTA	Other - License Agrmt	1/31/2015	N/A	Initial Exp 1/31/12; renewal term exp 1/31/15 *Park & Ride License and Advertising Agrmt *Consignment Agrmt for Sale of COTA Bus Passes *1/2/12 - Per SJames, COTA renewed agreemt x 3 yrs
EASTLAND ONLY	Engineering Power Solutions	Maintenance / Service	12/31/2013	1 Year	Water meter reading

1

Mall(s)	Contractor	Contract Type	Expiration Date	Auto-Renew?	Notes
EASTLAND ONLY	Engineering Power Solutions	Maintenance / Service	12/31/2013	1 Year	Gas meter reading
EASTLAND ONLY	Fire Systems Professionals	Maintenance / Service	4/30/2015	N/A	CCTV maintenance renewal
EASTLAND ONLY	Fire Systems Professionals	Maintenance / Service	9/30/2015	N/A	Annual Fire Alarm & Backflow Testing & Quarterly Sprinkler Inspections
EASTLAND ONLY	Firestone	Warranty	8/31/2026	N/A	Roof Warranty: Dick's Sporting Goods
EASTLAND ONLY	G & J Pepsi-Cola Bottlers	Sponsorship	9/30/2014	N/A
EASTLAND ONLY	GFC - Gordon Flesch Company	Equipment Lease	3/19/2015	Monthly	Copier/Printer/Scanner
EASTLAND ONLY	GreenScape Horticultural Services	Maintenance / Service	3/1/2014	N/A	Interior plantscaping
EASTLAND ONLY	Mainstreet Maintenance	Maintenance / Service	7/31/2011	Monthly	Housekeeping; renewed 8/1/10
EASTLAND ONLY	Muzak	Maintenance / Service	10/22/2013	2 Year	Music
EASTLAND ONLY	Ohio Retail Security	Maintenance / Service	7/31/2011	Monthly	Security; renewed 8/1/10
EASTLAND ONLY	Pro-Flow	Maintenance / Service	1/4/2015	N/A	Urinal/Ejector Pit PM
EASTLAND ONLY	Smarte Carte	Maintenance / Service	1/4/2015	N/A	Kiddie Kruzzers
EASTLAND ONLY	Viacom Outdoor	Advertising	8/31/2014	N/A	Directory Displays
EASTLAND ONLY	White Rock Media	Other - Media Consulting	6/25/2014	N/A	Media Consulting/Placement Services

2

SCHEDULE 2.8

LEGAL PROCEEDINGS

None

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EXHIBIT A

LOAN DOCUMENTS

1.    Loan Agreement dated as of November 20, 2006 between Borrower and Lehman Brothers Bank, FSB, a federal stock savings bank ("Original Lender").
2.    Promissory Note (the "Note") in the original principal amount of $43,000,000.00 made by Borrower in favor of Original Lender as endorsed to Lender
3.    Open-End Mortgage and Security Agreement (the "Mortgage") made by Borrower in favor Original Lender dated as of November 20, 2006, recorded November 21, 2006, as Document No. 200611210233085 in the Official Records of Franklin County, Ohio (the "Records") as assigned by Assignment of Open End-Mortgage and Security Agreement by Original Lender to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated November 17, 2006 and recorded November 1, 2007 under Instrument No. 200711010189618 in the Records and further assigned by Assignment of Open End-Mortgage and Security Agreement by LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated January 17, 2013 and recorded _______________ under Instrument No.___________________ in the Records.
4.    Assignment of Leases and Rents (the "Assignment of Leases") made by Borrower in favor of Original Lender dated as of November 20, 2006, recorded November 21, 2006, as Document No. 200611210233089 in the Records as assigned by Assignment of Assignment of Leases and Rents by Original Lender to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated November 17, 2006 and recorded November 1, 2007 under Instrument No. 200711010189619 in the Records and further assigned by Assignment of Leases and Rents by LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated January 17, 2013 and recorded February 14, 2013 under Instrument No. 201302140026331 in the Records.

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5.    Guaranty of Recourse Obligations of Borrower (the "Guaranty") dated as of November 20, 2006 executed by Glimcher Properties Limited Partnership, a Delaware limited partnership ("Guarantor").
6.    Environmental Indemnity Agreement (the "Environmental Indemnity") dated as of November 20, 2006 executed by Borrower and Guarantor in favor of Lender.
7.    Deposit Account Control Agreement dated as of November 20, 2006, executed by Wachovia Bank, National Association ("Deposit Bank"), Borrower and Original Lender.
8.    Clearing Account Control Agreement dated as of November 20, 2006, executed by Deposit Bank and Borrower.
9.    Assignment of Management Agreement and Subordination of Management Fees dated as of November 20, 2006 made by Borrower in favor of Original Lender and consented to and agreed to by Guarantor and Glimcher Development Corporation, a Delaware Corporation (together, "Manager").
10.    Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and Other Agreements dated as of November 20, 2006 made by Borrower in favor of Original Lender.
11.    UCC Financing Statement naming Borrower, as Debtor, and Original Lender, as Secured Party, recorded on November 30, 2006, as Document No. 200611300238482 in the Records as assigned by UCC-3 Assignment to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 recorded November 1, 2007 under Instrument No. 200711010189449 and continued by UCC-3 Continuation record August 18, 2011 under Instrument No. 201108180103132 in the Records and further assigned by UCC-3 Assignment to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 recorded February 14, 2013 under Instrument No. 201302140026333 in the Records .
12.    UCC Financing Statement naming Borrower, as Debtor, and Original Lender, as Secured Party, filed on November 27, 2006 under File No. 6425990 9 with the Delaware Secretary of State.
13.    All of the foregoing as affected by the Spreader Agreement.

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2

EXHIBIT B

RENT ROLL

SEE ATTACHMENT

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EXHIBIT C

SEE ATTACHMENT

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EXHIBIT D

DEED

LIMITED WARRANTY DEED

THIS LIMITED WARRANTY DEED, dated as of                 , 20__, is given by EM COLUMBUS II, LLC, a Delaware limited liability company ("Grantor"), whose address is c/o Glimcher Properties Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, Attn: General Counsel, in favor of                                                 ("Grantee"), with an address c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139.

Grantor, for and in consideration of the sum of $10.00 and other good and valuable consideration paid by Grantee, receipt of which is acknowledged hereby, grants, bargains, sells and conveys to Grantee the land situate, lying and being in Franklin County, Ohio, more particularly described on Exhibit A attached hereto (the "Property").

TOGETHER WITH all right, title and interest of Grantor in (i) any and all structures and improvements on the Property; (ii) any land lying in the bed of any street or highway, opened or proposed, in front of or adjoining the Property; and (iii) all easements, rights of way, privileges, licenses, appurtenances and other rights and benefits belonging to, running with the owner of, or in any way related to the Property.

TO HAVE AND TO HOLD, the same in fee simple forever, by through and under Grantor but not otherwise.

SUBJECT TO the matters reflected on Exhibit B attached hereto (the "Permitted Exceptions").

AND Grantor covenants with Grantee that Grantor is lawfully seized of the Property in fee simple; that Grantor has good right and lawful authority to sell and convey the Property except as may be limited by the Permitted Exceptions; that Grantor warrants the title to the Property and will defend the same against the lawful claims of others claiming by, through or under Grantor, but not otherwise, except for claims arising from the Permitted Exceptions.

THIS DEED is an absolute conveyance to Grantee of the title to the Property and is not intended to serve or operate as a mortgage, security agreement or security interest of any kind. A portion of the consideration for this Deed is the agreement by Grantee, as the holder of the Mortgage (as described on the attached Exhibit B), to forbear from pursuing its remedies against Grantor for payment of indebtedness secured by the Mortgage, but this Deed is not given in satisfaction of the Mortgage.

GRANTEE, by acceptance of this Deed, and Grantor acknowledge and agree that this Deed is not intended to, and shall not, operate to merge the ownership interest conveyed with any other interest or lien which Grantee may now have or subsequently acquire in the Property, it being the intention of the parties that said interest, including but not limited to,any interest in the Mortgage, shall continue to be a valid and enforceable lien against the Property, and shall not merge with Grantee's ownership interest in the Property.

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Grantor has executed this Deed as of the date indicated above.

GRANTOR:

EM COLUMBUS II, LLC, a Delaware limited liability company

By:    Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Name:    George A. Schmidt
Title:    Executive Vice President

STATE OF OHIO        )
) SS:
COUNTY OF FRANKLIN    )

The foregoing instrument was acknowledged, sworn to and subscribed before me this ____ day of             , 2014, by George A. Schmidt, as Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, as general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, as the member of EM Columbus II, LLC, a Delaware limited liability company, on behalf of such limited liability company. He is personally known to me or has produced a driver's license as identification.

Sign Name:
Print Name:
My Commission Expires:                        NOTARY PUBLIC
Serial No. (none, if blank):

This deed was prepared by:        John I. Cadwallader, Esq., Frost Brown Todd LLC, 10 W. Broad St., Suite 2300, Columbus, OH 43215; Telephone: (614) 559-7212; Email: jcadwallader@fbtlaw.com)

Upon recording, this deed shall be mailed to:

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EXHIBIT A TO DEED

LEGAL DESCRIPTION

SEE ATTACHMENT FOR LEGAL DESCRIPTION

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PARCEL 1 - Fee Simple:

DESCRIPTION OF A 18.870 ACRE TRACT LOCATED NORTH OF REFUGEE ROAD AND WEST OF HAMILTON ROAD CITY OF COLUMBUS, FRANKLIN COUNTY, OHIO

BEGIN FOR REFERENCE, at point, referenced by a ¾ inch iron pin found at a distance of 0.25 feet east, at the common corner of said original 39.017 acre tract, an original 17.03 acre tract conveyed to Lazarus Real Estate II, Inc., by deed of record in Official Record 12166, Page D16, a 0.955 acre tract (Parcel No. 5WD) conveyed to the State of Ohio, by deed of record in Deed Book 3030, Page 37, and a 0.660 acre tract (Parcel No. 6WD) conveyed to the State of Ohio, by deed of record in Deed Book 3095, Page 343;

Thence the following two (2) courses and distances along the lines common to said original 39.017 acre tract and said original 17.03 acre tract:

2. North 43°07'15" West, a distance of 128.72 feet, to a cotton gin spike set in the line common to said original 39.017 acre tract and said original 17.03 acre tract, said cotton gin spike also being at the **POINT OF TRUE BEGINNING;**

Thence the following eleven (11) courses and distances across the said original 39.017 acre tract:

1. South 46°52'45" West, a distance of 276.51 feet, to a cotton gin spike set;

3. South 46°52'45" West, a distance of 287.00 feet, to a cotton gin spike set;

4. South 43°07'15" East, a distance of 18.17 feet, to a cotton gin spike set;

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5. South 46°52'45" West, a distance of 45.00 feet, to a cotton gin spike set;

6. South 43°07'15" East, a distance of 115.17 feet, to a cotton gin spike set;

7. South 46°52'45" West, a distance of 26.36 feet, to a cotton gin spike set;

8. North 88°07'15" West, a distance of 30.00 feet, to a cotton gin spike set;

9. Along a curve to the left, having a central angle of 45°00'00", a radius of 100.00 feet, an arc length of 78.54 feet, a chord which bears South 69°22'45" West, a chord distance of 76.54 feet, to a cotton gin spike set;

10. South 46°52'45" West, a distance of 88.26 feet, to a cotton gin spike set;

11. Along a curve to the right, having a central angle of 44°10'34", a radius of 100.00 feet, an arc length of 77.10 feet, a chord which bears South 68°58'02" West, a chord distance of 75.21 feet, to cotton gin spike set in the line common to said original 39.017 acre tract and a 1.021 acre tract conveyed to Sears, Roebuck and Co., by deed of record in Deed Book 2647, Page 229;

Thence the following three (3) courses and distances along the lines common to said original 39.017 acre tract and said 1.021 acre tract:

3. South 46°52'45" West, a distance of 100.00 feet, to a cotton gin spike set at the common corner of said original 39.017 acre tract, said 1.021 acre tract and an original 16.772 acre tract conveyed to Sears, Roebuck and Co., by deed of record in Deed Book 2485, Page 481;

Thence North 43°07'15" West, a distance of 446.00 feet, along the line common to said original 39.017 acre tract and said original 16.772 acre tract, to a cotton gin spike set in the line common to said original 16.772 acre tract, said original 39.017 acre tract and a 1.247 acre tract conveyed to Sears, Roebuck and Co., by deed of record in Deed Book 3173, Page 250;

Thence the following two (2) courses and distances along the lines common to said original 39.017 acre tract and said 1.247 acre tract:

1. North 46°52'45" East, a distance of 127.56 feet, to a cotton gins spike set;

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PARCEL 2 - Fee Simple:

DESCRIPTION OF A 7.008 ACRE TRACT LOCATED NORTH OF REFUGEE ROAD AND WEST OF HAMILTON ROAD CITY OF COLUMBUS, FRANKLIN COUNTY, OHIO

BEGINNING at a ¾ inch iron pin found at southwest corner of said original 39.017 acre tract, in the northerly right-of-way line of Refugee Road, also being a common corner to an original 16.772 acre tract conveyed to Sears, Roebuck, and Co., by deed of record in Deed Book 2485, Page 481, a 0.66 acre tract (Parcel No. 152 E-WD) conveyed to the State of Ohio, by deed of record in Deed Book 3039, Page 102, and a 1.26 acre tract (Parcel No. 152 DWD) conveyed to the State of Ohio, by deed of record in Deed Book 3095, Page 345;

Thence North 46°52'45" East, a distance of 541.55 feet, along the line common to said 39.017 acre tract and said original 16.772 acre tract, to a cotton gin spike set in said common line;

Thence the following three (3) courses and distances on, over and across said original 39.017 acre tract:

1. South 43°07'15" East, a distance of 152.99 feet, to a cotton gin spike set;

2. North 46°52'45" East, a distance of 359.52 feet, to a cotton gin spike set;

3. South 43°07'15" East, a distance of 425.94 feet, to a ¾ inch iron pin found in the southeasterly line of said original 39.017 acre tract, being the northwesterly right-of-way line of Interstate 270;

Thence South 46°52'10" West, a distance of 350.00 feet, along the line common to said original 39.017 acre tract and the northwesterly right-of-way of said Interstate 270, to a ¾ inch iron pin found at the common corner of said original 39.017 acre tract and said 1.26 acre tract, said iron pin also being in the northwesterly right-of-way line of said Interstate 270 and the northerly right-of-way of Refugee Road;

Thence the following three (3) courses and distances along the lines common to said original 39.017 acre tract, said 1.26 acre tract and the northerly right-of-way of said

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Refugee Road:

1. North 85°37'49" West, a distance of 526.65 feet, to a ¾ inch iron pin found;

2. South 04°22'11" West, a distance of 15.00 feet, to an iron pin set;

3. North 85°37'49" West, a distance of 272.53 feet, to the **POINT OF BEGINNING,** containing 7.008 acres, more or less.

PARCEL 3 - Fee Simple:

BEGINNING FOR REFERENCE, at a ¾ inch iron pin found at the southwest corner of Franksway Street (50 feet-wide) as shown and delineated on the record plat of FRANKSWAY STREET, MACSWAY AVENUE AND SERVICE ROAD DEDICATION IN RAINIER PARK, a subdivision of record in Plat Book 45, Page 22, said iron pin also being at the southeast corner of 3.903 acre tract (Parcel II) conveyed to Eastland Plaza Limited Partnership, by deed of record in Instrument Number 199917120283701;

Thence North 85°38'57" West, a distance of 617.49 feet, passing a ¾ inch iron pin (bent) found at a distance of 198.70 feet, along the line common to said original 17.03 acre tract and said 3.903 acre tract, to a ¾ inch iron pin found at the common

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Thence South 46°52'45" West, a distance of 105.12 feet along the line common to said original 17.03 acre tract and said 6.000 acre tract, to an iron pin set, said iron pin being the **POINT OF TRUE BEGINNING;**

1. South 43°07'15" East, a distance of 500.94 feet, to a cotton gin spike set;

Thence the following five (5) courses and distances along the lines common to said original 17.03 acre tract and said original 39.017 acre tract:

1. North 43°07'15" West, a distance of 58.00 feet, to a cotton gin spike found;

2. South 46°52'45" West, a distance of 208.68 feet, to a cotton gin spike found;

3. North 43°07'15" West, a distance of 318.00 feet, to a cotton gin spike found;

4. North 46°52'45" East, a distance of 41.83 feet, to a cotton gin spike found;

5. North 43°07'15" West, a distance of 124.94 feet, to a ¾" inch iron pin found at the common corner of said original 17.03 acre tract and said original 39.017 acre tract and in the north line of an original 45.707 acre tract conveyed to Columbus East Joint-Venture, by deed of record in Official Record 13511, Page G18;

Thence North 46°52'45" East, a distance of 272.68 feet, passing a ¾ inch iron pin found at a distance of 126.90 feet, along the line common to said original 17.03 acre tract, said original 45.707 acre tract and said 6.000 acre tract, to the **POINT OF TRUE BEGINNING**, containing 3.219 acres, more or less. Of which being 2.437 acres out of Parcel Number 010-118467 and 0.782 acres out of Parcel Number 010-005373.

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PARCEL 4 - Fee Simple:

**DESCRIPTION OF A 0.536 ACRE TRACT
LOCATED NORTH OF REFUGEE ROAD AND
WEST OF HAMILTON ROAD
CITY OF COLUMBUS, FRANKLIN COUNTY, OHIO**

BEGIN FOR REFERENCE, at point, reference by a ¾ inch iron pin found at a distance of 0.25 feet east, at the common corner of a Proposed 12.598 acre tract, an original 17.03 acre tract conveyed to Lazarus Real Estate II, Inc., by deed of record in Official Record 12166, Page D16, a 0.955 acre tract (Parcel No. 5WD) conveyed to the State of Ohio, by deed of record in Deed Book 3030, Page 37, and a 0.660 acre tract (Parcel No. 6WD) conveyed to the State of Ohio, by deed of record in Deed Book 3095, Page 343;

Thence South 04°20'19" West, a distance of 277.78 feet, along the line common to said original 39.017 acre tract and said 0.660 acre tract, to an iron pin set, being the **POINT OF TRUE BEGINNING**;

Thence South 04°20'19" West, a distance of 266.27 feet, along the line common to said original 39.017 acre tract, said 0.660 acre tract and a 0.62 acre tract (Parcel No. 152 DWD-1) conveyed to the State of Ohio by deed of record in Deed Book 3095, Page 345, to an iron pin set;

Thence the following four (4) courses and distances on, over and across said original 39.017 acre tract;

1. North 85°39'20" West, a distance of 57.66 feet, to an iron pin set;

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2. Along a curve to the right, having a central angle of 34°00'09", a radius of 200.00 feet, an arc length of 118.69 feet, a chord which bears North 12°39'25" West, a chord distance of 116.96 feet, to a cotton gin spike set;

3. North 04°20'40" East, a distance of 157.23 feet, to a cotton gin spike set;

4. South 83°54'20" East, a distance of 91.88 feet, to the **POINT OF TRUE BEGINNING**, containing 0.536 acres, more or less.

Parcel 5 - Easements:

Easements and Rights for the benefit of Parcel No. 1 as created by the Easement, Restrictions and Operating Agreement, dated March 1, 1966, filed for record March 2, 1966 and recorded in Book 2715, Page 519 of Franklin County Records; as amended by the First Amendment to Easement, Restrictions and Operating Agreement, dated March 15, 1966, filed for record June 22, 1966 and recorded in Book 2742, Page 45 of Franklin County Records; as amended by the Second Amendment to Easement, Restrictions and Operating Agreement, dated May 17, 1971, filed for record November 9, 1971 and recorded in Book 3189, Page 273of Franklin County Records; as amended by Third Amendment to Easement, Restrictions and Operating Agreement, dated September 30, 1974, filed for record March 12, 1975 and recorded in Book 3454, Page 365 of Franklin County Records; being the same easements and rights identified in the Purchase and Operating Agreement by and among Federated Department Stores, Inc., Sears, Roebuck & Co. and Columbus East-Joint Venture, dated as of June 2, 1965; as amended by the First Amendment to Purchase and Operating Agreement, dated as of February 7, 1966; as amended by Second Amendment to Purchase and Operating Agreement, dated as of March 15, 1966; as amended by Third Amendment to Purchase and Operating Agreement, dated as of May 17, 1971, filed for record November 9, 1971 and recorded in Book 3221, Page 271 of Franklin County Records; as amended by Fourth Amendment to Purchase and Operating Agreement, dated as of September 30, 1974, filed for record March 12, 1975 and recorded in Book 3510, Page 303 of Franklin County Records; as assigned by Assignment and Assumption of Operating Agreement, dated as of July 29, 1988, filed for record August 26, 1988 and recorded in ORV 12166, Page E02 as amended by Fourth Amendment to Easements,

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Parcel A - Fee Simple:

DESCRIPTION OF A 13.815 ACRE TRACT
LOCATED WEST OF HAMIILTON ROAD AND
NORTH OF REFUGEE ROAD
CITY OF COLUMBUS, FRANKLIN COUNTY, OHIO

Situate in the State of Ohio, County of Franklin, City of Columbus, lying in Section 28, Township 12, Range 21, Refugee Lands, being part of an original 17.03 acre tract conveyed to Lazarus Real Estate II, Inc. by deed of record in Official Record 12166, D16, all records herein of the Recorder's Office, Franklin County, Ohio, and being more particularly described as follows:

BEGINNING at an iron pin set at the northeast corner of said original 17.03 acre tract also being in the westerly right-of-way line of Hamilton Road and at the common corner of a 3.400 acre tract (Parcel I) conveyed to Eastland Plaza Limited Partnership, by deed of record in Instrument Number 199917120283701, and a 0.955 acre tract (Parcel No. 5WD)conveyed to the State of Ohio, by deed of record in Deed Book 3030, Page 37;

Thence South 04°20' 19" West, a distance of 595.87 feet, along the westerly right-of-way line of said Hamilton Road also being the line common to said original 17.03 acre tract and said 0.955 acre tract, to point (referenced by an 3/4 inch iron pin found 0.25 feet east) at the common corner of said 0.955 acre tract and an original 39.017 acre tract conveyed to EM Columbus, LLC by deed of record in Instrument Number 200401080005999;

Thence South 46°52'45" West, a distance of 434.23 feet, along the southerly line of said original 17.03 acre tract, to a cotton gin spike set at a common corner of said original 17.03 acre tract and an said original 39.0 17 acre tract;

Thence North 43°07'15° West, a distance of 624.00 feet, along the line common to said original 17.03 acre tract and said original 39.017 acre tract to a cotton gin spike set;

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Thence the following two (2) courses and distances over and across said original 17.03 acre tract:

1.    North 46°52'45" East, a distance of 105.83 feet, to a cotton gin spike set;

2.    North 43°07'15" West, a distance of 500.94 feet, to a iron pin set in the line common to said original 17.03 acre tract and a 6.000 acre tract conveyed to Eastland Manor Inc., by deed of record in Deed Book 3622, Page 438;

Thence North 46°5245° East, a distance of 105.12 feet, along the line common to said original 17.03 acre tract and said 6.000 acre tract to a 3/4 inch iron pin found at the common corner of said original 17.03 acre tract and said 6.000 acre tract;

Thence South 85°38'57" East, a distance of 979.81 feet, passing ¾ inch iron pins found at a distance of 418.83 feet and 615.97 feet, along the line common to said original 17.03 acre tract and said 6.000 acre tract also along the south line of a 4.375 acre tract conveyed to Magnet St., LP, by deed of record in Instrument Number 200409030207871, a 3.903 acre tract (Parcel II), said 3.400 acre tract (Parcel I), and the south right-of-way line of Franksway Street as shown and delineated on the record plat of FRANKSWAY STREET, MACSWAY AVENUE AND SERVICE ROAD, DEDICATION IN RAINIER PARK, a subdivision of record in Plat Book 45, Page 22, to the POINT OF BEGINNING, containing 13.815 acres, more or less. Being subject to all easements, restrictions and rights-of-way of record.

The bearings shown hereon are based on the bearing of North 85°37'49" West for the northerly right-of-way line of Refugee Road (Right-of-way established by using ODOT plans FRA-270-15.95 and FRA-270-18.155), as determined from GPS network of field observations performed in November, 2003, (Ohio State Plane Coordinate System, South Zone, 1986 adjustment).

All iron pin set are ¾ inch iron pipes, 30 inches in length, with a yellow cap bearing the name "R. D. ZANDE".

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EXHIBIT B TO DEED

PERMITTED EXCEPTIONS

1.	Taxes for the year _____ and subsequent years, a lien not yet due and payable or delinquent.

2.
Amended and Restated Construction, Operating and Reciprocal Easement Agreement by and among The May Department Stores Company, a New York corporation, Sears, Roebuck and Co., a New York corporation, Rich's Department Stores, Inc., an Ohio corporation, and EM Columbus, LLC, a Delaware limited liability company, dated May 20, 2005 and recorded June 1, 2005 in the Recorder's Office of Franklin County, Ohio, as Instrument No. 200506010106031, (the "REA"), and Quitclaim Deed of Easement from J.C. Penney Corporation, Inc., a Delaware corporation, to EM Columbus, LLC, a Delaware limited liability company, dated May 17, 2005, recorded June 1,2005 as Document No. 200506010106040, both in the Franklin County Recorder's Office, Ohio, for the purposes described in Easement, Restrictions and Operating Agreement, as amended, over, under and across the land as described in the above mentioned Easement, Restrictions and Operating Agreement, as amended, as shown on the Survey. (LT Ex. 21 and 22)

3.
Party Wall Agreement by and between J.C. Penney Company, a Delaware corporation, and Columbus East-Joint Venture, a partnership, dated September 13,1966 and recorded July 13,1967 in Volume 2824, Page 459, in the Franklin County Recorder's Office, Ohio, as shown on the survey by R.D. Zande & Associates dated June 23, 2006 (the "Survey"). (As to Parcel l and Parcel 6)

4.
Easement from Ernest G. Fritsche and Neva L. Fritsche to Columbus and Southern Ohio Electric Company, dated February 27, 1969 and recorded March 18, 1969 in Volume 2966, Page 328, in the Franklin County Recorder's Office, Ohio, as shown on the Survey. (As to Parcel )

5.
Access Easement Deed by and between Federated Department Stores, Inc., a Delaware corporation, and SCIT, Inc., a Massachusetts corporation, dated May 17, 1971 and recorded September 9, 1971 in Deed Book 3173, Page 258, in the Franklin County Recorder's Office, Ohio. (As to Parcel 5)

6.
Right of entry excepted and reserved in that certain Special Warranty Deed by and between Ernest G. Fritsche, and Columbus East-Joint Venture, a partnership, dated August 31,1971 and recorded September 13,1971 in Volume 3173, Page 253, in the Franklin County Recorder's Office, Ohio. (As to Parcel ___)

7.	Deed Easement from Columbus East-Joint Venture, a partnership, to Ernest G. Fritsche, an individual, dated August 31, 1971 and recorded September 13, 1971 in Volume 3173, Page

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256, in the Franklin County Recorder's Office, Ohio, as shown on the Survey. (As to Parcel 1).

8.
Easement from Federated Departments Stores, Inc., a Delaware corporation, Sears Roebuck and Co., a New York corporation, and Columbus East-Joint Venture, a partnership, to SCIT, Inc., a Massachusetts corporation, dated March 10, 1969 and recorded September 13, 1971 in Volume 3173, Page 276, and as depicted in Plat Book 43, Page 119, both in the Franklin County Recorder's Office, Ohio, as shown on the Survey. (As to Parcel l, Parcel 2, Parcel 3 and Parcel 5).

9.
Deed of Easement by and between Federated Department Stores, Inc., a Delaware corporation, and The City of Columbus, a municipal corporation, dated March 25,1975 and recorded May 12, 1975 in Deed Book 3462, Page 435, in the Franklin County Recorder's Office, Ohio, as shown on the Survey. (As to Parcel 5).

10.
Easement & Right of Way from EM Columbus, LLC, a Delaware limited liability company, to Columbus Southern Power Company, an Ohio corporation, dated December 20, 2004 and recorded March 15, 2005 as Instrument Number 200503150047711, in the Recorder's Office of Franklin County, Ohio, as shown on the Survey. (As to Parcel l, Parcel 2 and Parcel 5).

11.
Deed of Easement from EM Columbus, LLC, a Delaware limited liability company to City of Columbus, Ohio, a municipal corporation, dated February 25, 2005 and recorded March 18, 2005 as Instrument Number 20053180050500, in the Recorder's Office of Franklin County, Ohio, as shown on the Survey.

12.
Matters relating to reconstruction and redevelopment of shopping center as depicted on Plot Plan, recorded in Plat Book 106, Page 97 and as Instrument No. 200506010106034, in the Franklin County Recorder's Office, Ohio, as shown on the Survey.

Note: Any covenants, condition or restriction referred to herein indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin is omitted as provided in 42 U.S.C. Section 3604, unless and only to the extent that the restriction (a) is not in violation of state or federal law, (b) is exempt under 42 U.S.C. Section 3607, or (c) is related to a handicap, but does not discriminate against handicapped people.

13.
Memorandum of Lease by and between Columbus East-Joint Venture, a partnership, Lessor, and J.C. Penney Company, a Delaware corporation, Lessee, dated March 28, 1966 and recorded July 20, 1966 in Lease Volume 176, Page 60; Term Agreement by Columbus East-Joint Venture, a partnership, dated December 29, 1967 and June 2, 1970 in Lease Volume 192, Page 53, Memorandum of Lease Amendment Agreement by and between EM Columbus, LLC, a Delaware limited liability company, Landlord, and J.C. Penney Corporation, Inc., a Delaware corporation, Tenant, dated May 9, 2005 and recorded June 1, 2005 as Document No. 200506010105971, Quitclaim Deed of Easement from J.C. Penney Corporation, Inc., a Delaware corporation, to EM Columbus, LLC, a Delaware limited

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liability company, dated May 17, 2005, recorded June 1, 2005 as Document No. 200506010106040, and Memorandum of Lease Amendment Agreement by and between EM Columbus, LLC, a Delaware limited liability company, Landlord, and J.C. Penney Corporation, Inc., a Delaware corporation, Tenant, dated May 12, 2005 and recorded June 1, 2005 as Document No. 200506010106045, all in the Franklin County Recorder's Office, Ohio, which Lease contains no rights of first refusal or option to purchase.

14.
Open-End Mortgage and Security Agreement from EM Columbus II, LLC, a Delaware limited liability company to Lehman Brothers Bank, FSB, dated November 20, 2006 and recorded November 21, 2006 under Instrument No. 200611210233085, in the Franklin County Recorder's Office, Ohio, in the maximum amount of $45,000,00.

15.
Assignment of Leases and Rents by EM Columbus II, LLC, a Delaware limited liability company to Lehman Brothers Bank, FSB, dated November 20, 2006 and recorded November 21, 2006 under Instrument No. 200611210233089, in the Franklin County Recorder's Office, Ohio.

16.
UCC-1 Financing Statement from EM Columbus II, LLC, a Delaware limited liability company to Lehman Brothers Bank, FSB, recorded November 21, 2006 under Instrument No. 200611300238482, in the Franklin County Recorder's Office, Ohio.

17.
Mortgage Modification and Spreader Agreement from EM Columbus II, LLC, a Delaware limited liability company to _________________ dated _____, 2014 and recorded __________________ under Instrument No. ____________ in the Franklin County Recorder's Office.

18.
Highway Easement by and between Frederick Zimmerman and Bertha Zimmerman and the County of Franklin, Ohio dated January 18, 1939 and recorded April 13, 1940 in Deed Book 116, Page 172 in the Franklin County Recorder's Office (as to the Added Parcel).

19.
Easement for Pole Line by and between Frederick Zimmerman and Bertha Zimmerman and Columbus and Southern Ohio Electric Company dated February 14, 11941 and recorded in Deed Book 1127, Page 313, in the Franklin County Recorder's Office (as to the Added Parcel).

20.
Easements, terms and conditions as shown on Plat entitled Utility Easements in Eastland Shopping Center, recorded January 23, 1967 in Plat Book 39, Page 80, in the Franklin County Recorder's Office (as to the Added Parcel).

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21.

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EXHIBIT E

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, EM COLUMBUS II, LLC, a Delaware limited liability company ("Grantor"), whose address is c/o Glimcher Properties Limited Partnership, Attn: General Counsel, 180 East Broad Street, Columbus, Ohio 43215, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby convey, sell, transfer and assign unto _________________________, a _____________ ("Grantee"), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, and its successors and assigns, all of the right, title and interest of Grantor in and to the all furniture, fixtures, plumbing, incinerators, lighting equipment, sprinkler systems, smoke detectors, parking area and other maintenance equipment, building equipment, machinery, radiators, furnaces, boilers, hot water heaters, water systems, air conditioning equipment and all other tangible personal property, in its respective "AS IS" CONDITION, located on, or in, or attached to, or used in connection with, the property known as "Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232 ( the "Real Property," and collectively with all of the foregoing, the "Personal Property").

Grantor warrants that: (i) the Personal Property is free from any lien or encumbrance except liens and encumbrances made by Grantor or its predecessor-in-title in favor of the holder of the Loan secured by the Real Property and duly recorded in the Official Records of Franklin County, Ohio; (ii) each person executing this Bill of Sale for, or on behalf of, Grantor has full power and authority to act on behalf of Grantor, and each is authorized by Grantor to execute this Bill of Sale; and (iii) it will defend the title to the Personal Property against the lawful claims of all persons whomsoever.

To have and to hold the same unto Grantee and its successors and assigns, forever.

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IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the _____ day of         , 20 .

GRANTOR:
EM COLUMBUS II, LLC, a Delaware limited liability company

By:    Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Name:    George A. Schmidt
Title:    Executive Vice President

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EXHIBIT F

ASSIGNMENT

THIS ASSIGNMENT ("Assignment") is made this ____ day of _______, 20____ ("Effective Date"), by EM COLUMBUS II, LLC, a Delaware limited liability company ("Assignor"), whose address is c/o Glimcher Properties Limited Partnership, Attn: General Counsel, 180 East Broad Street, Columbus, Ohio 43215, to                             , a                         ("Assignee"), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139.

RECITALS:

A.    Assignor is the owner of certain real property ("Land"), known as the "Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232, more particularly described on Exhibit A attached hereto, and certain improvements thereon ("Improvements"), and other rights, privileges and appurtenances thereto (collectively, "Project").
B.    Assignor has leased portions of the Project to the Tenants set forth on the Rent Roll attached hereto as Exhibit B (the "Tenants") (the leases, licenses and other occupancy agreements with respect to the Project with the Tenants are sometimes collectively referred to herein as the "Leases").
C.    Assignor has obtained property, casualty and other insurance policies (individually a "Policy", and collectively, the "Policies") that it maintains with respect to the Project. Assignor has or may have rights under the Policies to proceeds from claims made or to be made under any Policy, as well as rights to settle and compromise any such claims made or to be made with respect thereto (collectively, "Insurance Proceeds"). Additionally, Assignor may be entitled to excess or unearned premiums from the Policies that are to be returned to Assignor after the Effective Date (collectively, "Insurance Premiums").
D.    Assignor has entered into certain contracts for service, labor, maintenance, repair and operation of the Project that Lender has agreed to accept assignment of in accordance with that certain Agreement Regarding Loan dated as of          ____, 20 , between Assignor and Assignee, as set forth on the list attached hereto as Exhibit C ("Designated Service Contracts").
E.    Assignor is or may be the beneficial owner, holder, or have use rights or other interests in and to certain escrow or reserve deposits currently held by or for the benefit of Assignee as well as operating accounts and/or cash management accounts and/or other accounts for Assignor and/or the Project ("Project Deposit Accounts"). [Note: Delete for Third Party conveyance]
F.    Assignor has or may have rights in uncollected receivables pertaining to the Project, including, but not necessarily limited to, any and all recoveries, awards, and other payments in connection with any litigation with respect to the Project ("Project Receivables").

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G.    Assignor has or may have rights in any claim for rent and/or any sum due to Borrower in any pending bankruptcy proceeding of any Tenant (the "Bankruptcy Rights").
H.    Assignor is the beneficial owner, holder and user of certain intangible property used by Assignor in connection with Assignor’s development, use and operation of the Project, including, without limitation, plans and specifications, reports, permits, licenses, certificates of occupancy, development rights, warranties, guaranties, telephone exchanges, trademarks and the name of the Project (collectively, "Intangible Property").
I.    Assignor desires to assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in, if any, and to the Leases, the Insurance Proceeds, the Insurance Premiums, the Designated Service Contracts, the Project Deposit Accounts, the Project Receivables, the Bankruptcy Rights and the Intangible Property, as more particularly set forth below.
J.    Assignee desires to accept the assignment of all of Assignor's right, title, and interest in and to the Leases, the Insurance Proceeds, the Insurance Premiums, the Designated Service Contracts, the Project Deposit Accounts, the Project Receivables, the Bankruptcy Rights and the Intangible Property.
NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties hereto, Assignor and Assignee do hereby agree as follows:

1.    Recitals. The above recitals are true and are incorporated herein by reference.
2.    Assignment. Assignor hereby gives, grants, bargains, sells, conveys, assigns, transfers and sets over unto Assignee, its successors and assigns, as of the Effective Date, to the extent assignable, all of Assignor's right, title and interest in and to the Leases, including, without limitation, all security deposits and pre-paid rent paid thereunder and all income, payments (whether due as of the Effective Date or made or due on or after the Effective Date), receivables, revenues, profits or other value generated by or through the Leases or the Project, the Insurance Proceeds, the Insurance Premiums on or after the Effective Date, the Project Deposit Accounts, Project Receivables, the Bankruptcy Rights, and the Intangible Property. Assignor will execute any other necessary documentation to effectuate this assignment of the Leases, the Insurance Proceeds, the Insurance Premiums, the Designated Service Contracts, the Designated Service Contracts, the Project Deposit Accounts, the Project Receivables, the Bankruptcy Rights and the Intangible Property.
3.    Acceptance. By acceptance hereof, Assignee accepts the foregoing assignment, however, such acceptance does not and shall not constitute Assignee's assumption of any of Assignor's representations, warranties, covenants, liabilities and/or other obligations contained in or under the Leases and the Designated Service Contracts.
4.    Successors and Assigns. The terms and conditions of this Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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5.    Modification. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

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IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the date first written above.
ASSIGNOR:

EM COLUMBUS II, LLC, a Delaware limited liability company

By:    Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Name:    George A. Schmidt
Title:    Executive Vice President

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EXHIBIT A TO ASSIGNMENT

LEGAL DESCRIPTION

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EXHIBIT B TO ASSIGNMENT

LEASES

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EXHIBIT C TO ASSIGNMENT

DESIGNATED SERVICE CONTRACTS

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EXHIBIT G

TITLE AFFIDAVIT

STATE OF                     )
) SS:
COUNTY OF                     )

BEFORE ME, the undersigned authority, personally appeared _____________ ("Affiant"), who, being by me first duly sworn, depose and say of his own personal knowledge that:

A.    He/She is the _____________ of Glimcher Properties Corporation, a Delaware corporation, the sole general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, the sole equity member of EM COLUMBUS II, LLC, a Delaware limited liability company ("Borrower") and delivers this Affidavit in connection with the conveyance by Borrower of that certain property ("Property") more particularly described on the attached Exhibit A.
B.    Except for those matters reflected in ____________________________("Title Company") Commitment No.              ("Commitment"), Borrower has no actual knowledge and has received no written notice of any outstanding, past due or unpaid property owner's or master association assessments or common area maintenance assessments affecting the Property.
C.    To Borrower's knowledge, there are no (i) actions or proceedings now pending in any state or Federal court to which Borrower is a party, including but not limited to proceedings in bankruptcy, receivership or insolvency, or (ii) Internal Revenue Service claims or State of Ohio tax claims that could result in a judgment being rendered against Borrower or that could ripen into a lien or encumbrance on the Property or the improvements thereon prior to the recording of a deed ("Deed") to the Property from Borrower to                         , a                  ("Lender") in the Franklin County, Ohio Public Records.
D.    No court having jurisdiction has entered a decree or order for relief with respect to Borrower in any involuntary case under any bankruptcy, insolvency, or similar law or appointed a receiver, liquidator, assignor, custodian, trustee or similar official for Borrower, or ordered the winding up or liquidation of the affairs of Borrower, nor has Borrower filed a petition for relief or commenced a voluntary case under any bankruptcy, insolvency or similar law, consented to the entry of an order for relief in an involuntary case under any such law, or consented to the appointment of, or taking of possession by, a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower, nor has Borrower made any general assignment for the benefit of creditors, nor has any order, judgment or decree been entered decreeing the dissolution of Borrower.

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E.    For at least the one hundred twenty (120) days prior to the date hereof, no material, labor or services have been furnished, performed or supplied in connection with the Property, including the improvements located thereon, on behalf of Borrower or at Borrower’s request, or, if same has been done, Borrower will either provide for payment of the same or take such actions as may be necessary to release the Property from the operation of any lien, if any such lien is filed and recorded against the Property; and Affiant has no actual knowledge nor has Affiant or Borrower received any notice of any unpaid mechanics', materialmen's or other liens on account of any such material, labor or services for which payment is past due.
F.    To the best of Affiant’s knowledge, the taxes upon the Property, city, state and county, real and personal, for calendar year          and for prior years have been paid in full. Borrower has not instituted any action contesting the real estate taxes or assessments assessed against the Property.
G.    To the best of Affiant’s knowledge, there are no persons or entities other than Borrower and the tenants listed on the attached Exhibit B that have any right to the possession or occupancy of the Property.
H.    To Borrower's knowledge, Borrower has no creditors other than Lender, except for usual and ordinary operating expenses that are due and payable in connection with the operation and leasing of the Property.
I.    Affiant has no actual knowledge nor has he received any written notice of (i) any disputes concerning the location of the boundary lines on the Property.
J.    Pursuant to Section 1445 of the Internal Revenue Code, a transferee (Lender) of a U.S. real property interest must withhold tax if the transferor (Borrower) is a foreign person. This Affidavit is given to inform Lender that withholding of tax is not required upon Borrower's disposition of a U.S. real property interest. Borrower is not a nonresident alien for U.S. income taxation purposes. Borrower's U.S. taxpayer identifying number is ___________________, and Borrower's principal office address is                 ,         , _________. Borrower understands that this certification may be disclosed to the Internal Revenue Service by Lender and that any false statement made here could be punished by fine, imprisonment or both.
K.    This Affidavit is made for the purpose of inducing Title Company to issue title insurance respecting the Property in connection with the transfer and conveyance of title to the Property to Lender.

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EM COLUMBUS II, LLC, a Delaware limited liability company

By:    Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:__________________________
Name: George A. Schmidt
Title: Executive Vice President

On this _____ day of __________, 20___, before me, the undersigned notary public, personally appeared __________________________, proved to me through satisfactory evidence of identification, which was his driver's license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

(Official signature and seal of notary)
Name:
My commission expires:

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EXHIBIT A TO TITLE AFFIDAVIT

LEGAL DESCRIPTION

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EXHIBIT B TO TITLE AFFIDAVIT

TENANTS

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EXHIBIT H

NOTICE OF TERMINATION OF SERVICE CONTRACT

_________, 20

RE:	"Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232

Dear Service Contractor:

Please be advised that on this date EM COLUMBUS II, LLC, a Delaware limited liability company, has transferred ownership of the property (the "Property") known as the "Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232. Your contract for services with respect to the Property is hereby terminated.

Very truly yours,

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:__________________________
Name: George A. Schmidt
Title: Executive Vice President

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EXHIBIT I

NOTICE OF ASSIGNMENT OF SERVICE CONTRACT

____, 20

RE:	"Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232

Dear Service Contractor:

Please be advised that on this date EM COLUMBUS II, LLC, a Delaware limited liability company, has transferred ownership of the property (the "Property") known as the "Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232 to                                  , ("New Owner"). You must look to the New Owner, and not to the Prior Owner, for all payments and other expenses, if any, due under your contract for services provided after the above date. All correspondence should be directed to the New Owner at the following address: __________________________.

Very truly yours,

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Name: George A. Schmidt
Title: Executive Vice President

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EXHIBIT J

NOTICE TO TENANT

____, 20

RE:	"Eastland Mall" located at 2740 B Eastland Mall, Columbus, Ohio 43232

Dear Tenant:

Please be advised that on this date EM Columbus II, LLC, a Delaware limited liability company (the "Prior Owner"), has transferred ownership of the property known as the Eastland Mall located at 2740 B Eastland Mall, Columbus, Ohio 43232, to                                                 ("New Owner"). All further rental payments under your lease, and all correspondence regarding your lease, should hereafter be sent to the New Owner at ____________________________________, unless otherwise directed by the New Owner.

Thank you very much for your assistance in this matter.

Very truly yours,

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Name:    George A. Schmidt
Title:    Executive Vice President

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EXHIBIT K

TERMINATION OF AMENDED AND RESTATED
SHOPPING CENTER MANAGEMENT AND LEASING AGREEMENT

THIS TERMINATION OF AMENDED AND RESTATED SHOPPING CENTER MANAGEMENT AND LEASING AGREEMENT is made and entered into effective as of this _____ day of         , ____, by and among EM COLUMBUS II, LLC, a Delaware limited liability company ("Owner"), and GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Manager") and GLIMCHER DEVELOPMENT CORPORATION, a Delaware corporation ("GDC" or "Service Provider").

RECITALS

A.    Owner, Manager and GDC entered into that certain Management Agreement dated as of                  , 20___ (the "Management Agreement"), to provide for the operation and management of certain property known as the Eastland Mall, located at 2740 B Eastland Mall, Columbus, Ohio 43232 ("Property").

B.    In connection with the conveyance of the Property to                         , a                         ("Grantee"), Owner, Manager and GDC desire to terminate the Management Agreement.

NOW, THEREFORE, the parties agree as follows:

1.    The Management Agreement is terminated effective          ____, 20 .

2.    Manager hereby acknowledges that all management fees and other payments payable by Owner to Manager pursuant to the Management Agreement have been paid in full.

3.    Manager and GDC hereby waive and release the Grantee and the holder of the Loan which is secured by the Property (the "Lender") and which may have been a third party beneficiary of the Management Agreement from any claims, liability, obligations, duties or damages which each may have against the Grantee or the Lender or which may have been incurred pursuant to the Management Agreement. This waiver and release shall not be deemed to be applicable to any third party not specifically referenced herein regardless of whether said party may or may not have been in contemplation of the parties at the time of the execution of this Termination of Management Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Termination of Management Agreement on date first set forth above.

[END OF TEXT – SIGNATURE PAGE FOLLOWS]

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OWNER:

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Name:    George A. Schmidt
Title:    Executive Vice President

MANAGER:

GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Glimcher Properties Corporation, its sole general partner

By:
Name:    George A. Schmidt
Title:    Executive Vice President

GDC:

GLIMCHER DEVELOPMENT CORPORATION, a Delaware corporation

By:
Name:    George A. Schmidt
Title:    Executive Vice President

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EXHIBIT L

[INTENTIONALLY OMITTED]

1

EXHIBIT M

BORROWER'S RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN:

EM COLUMBUS II, LLC, a Delaware limited liability company ("Borrower") and GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower Principal"), each having an address at c/o Glimcher Properties Limited Partnership, Attn: General Counsel, 180 East Broad Street, Columbus, Ohio 43215 (Borrower and Borrower Principal are sometimes individually and collectively "Releasors"), for and in consideration of the agreements set forth in that certain Agreement Regarding Loan dated __________, 2014 ("Agreement") by and between Releasors and U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1 ________________________________________________________ ("Releasee"), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and of Ten Dollars ($10.00) lawful money of the United States of America and other good and valuable consideration in hand given to Releasors by Releasee, the receipt and sufficiency of which are hereby acknowledged, have waived, remised, released, acquitted, satisfied, and forever discharged, and by these presents do for themselves, their successors and assigns, absolutely and irrevocably waive, remise, release, acquit, satisfy and forever discharge (Lender's Designee), Releasee, its predecessors in interest and any parent, subsidiary or affiliate of Releasee, and each of their successors, assigns, directors, officers, shareholders, partners, members, employees, affiliates, certificateholders and servicers (including, without limitation, LNR Partners, LLC and KeyBank Real Estate Capital), attorneys and agents (collectively, the "Released Parties"), from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown which Releasors now have or hereafter can, shall or may have the right to assert by reason of any matter, cause or thing, occurring from the beginning of the world to and including the date of this Release arising out of or relating to (a) that certain loan (the "Loan") originally made by Lehman Brothers Bank, FSB, a federal stock savings bank to Borrower in the original principal amount of $43,000,000.00 and all documents evidencing, securing or related to the Loan as more particularly set forth on the attached Exhibit A (collectively, "Loan Documents"), (b) the Agreement and any transaction evidenced thereby, (c) any other agreement or transaction between any of Released Parties and Releasors relating to the Property (as defined in the Loan Documents), and (d) the Property or its development, financing and operation (collectively, "Claims"), in law or in equity, including, without limitation, any and all Claims which are presently unknown, unsuspected, unanticipated or undisclosed, which Claims against Released Parties the

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Releasors ever had, now have or which the Releasors hereafter can, shall or may have, for, upon or by reason of any matter, cause of thing whatsoever from the beginning of the world.

Releasors and Releasee (by its acceptance of this Release) agree that, notwithstanding any language contained herein to the contrary, there is specifically excluded from the provisions hereof, representations, warranties and other provisions, if any, contained in the instruments to be delivered by Releasee to Releasors in connection with the Agreement and in other agreements executed in connection therewith, that by their terms survive the execution and delivery of such instruments and other agreements.

IN WITNESS WHEREOF, Releasors have caused this Release to be executed as of the _____ day of         , 20 .

BORROWER:

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

Signature:                            By:
Print Name:                             Name: George A. Schmidt
Title: Executive Vice President
Signature:
Print Name:

BORROWER PRINCIPAL:

GLIMCHER PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership

By:    Glimcher Properties Corporation, its sole
general partner

Signature:                        By:
Print Name:                        Name:
Print Title:

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Signature:
Print Name:

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EXHIBIT A TO BORROWER'S RELEASE

LOAN DOCUMENTS

1.    Loan Agreement dated as of November 20, 2006 between Borrower and Lehman Brothers Bank, FSB, a federal stock savings bank ("Original Lender").
2.    Promissory Note (the "Note") in the original principal amount of $43,000,000.00 made by Borrower in favor of Original Lender as endorsed to Lender.
3.    Open-End Mortgage and Security Agreement (the "Mortgage") made by Borrower in favor Original Lender dated as of November 20, 2006, recorded November 21, 2006, as Document No. 200611210233085 in the Official Records of Franklin County, Ohio (the "Records"), as assigned by Assignment of Open End-Mortgage and Security Agreement by Original Lender to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated November 17, 2006 and recorded November 1, 2007 under Instrument No. 200711010189618 in the Records and further assigned by Assignment of Open End-Mortgage and Security Agreement by LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated January 17, 2013 and recorded _______________ under Instrument No.___________________ in the Records.
4.    Assignment of Leases and Rents (the "Assignment of Leases") made by Borrower in favor of Original Lender dated as of November 20, 2006, recorded November 21, 2006, as Document No. 200611210233089 in the Records as assigned by Assignment of Assignment of Leases and Rents by Original Lender to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated November 17, 2006 and recorded November 1, 2007 under Instrument No. 200711010189619 in the Records and further assigned by Assignment of Leases and Rents by LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated January 17, 2013 and recorded February 14, 2013 under Instrument No. 201302140026331 in the Records.

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5.    Guaranty of Recourse Obligations of Borrower (the "Guaranty") dated as of November 20, 2006 executed by Glimcher Properties Limited Partnership, a Delaware limited partnership ("Guarantor").
6.    Environmental Indemnity Agreement (the "Environmental Indemnity") dated as of November 20, 2006 executed by Borrower and Guarantor in favor of Lender.
7.    Deposit Account Control Agreement dated as of November 20, 2006, executed by Wachovia Bank, National Association ("Deposit Bank"), Borrower and Original Lender.
8.    Clearing Account Control Agreement dated as of November 20, 2006, executed by Deposit Bank and Borrower.
9.    Assignment of Management Agreement and Subordination of Management Fees dated as of November 20, 2006 made by Borrower in favor of Original Lender and consented to and agreed to by Guarantor and Glimcher Development Corporation, a Delaware Corporation (together, "Manager").
10.    Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and Other Agreements dated as of November 20, 2006 made by Borrower in favor of Original Lender.
11.    UCC Financing Statement naming Borrower, as Debtor, and Original Lender, as Secured Party, recorded on November 30, 2006, as Document No. 200611300238482 in the Records, as assigned by UCC-3 Assignment to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 recorded November 1, 2007 under Instrument No. 200711010189449 and continued by UCC-3 Continuation record August 18, 2011 under Instrument No. 201108180103132 in the Records and further assigned by UCC-3 Assignment to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 recorded February 14, 2013 under Instrument No. 201302140026333 in the Records.
12.    UCC Financing Statement naming Borrower, as Debtor, and Original Lender, as Secured Party, filed on November 27, 2006 under File No. 6425990 9 with the Delaware Secretary of State.
13.    All of the foregoing as affected by the Spreader Agreement (as defined in the Agreement).

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EXHIBIT N

LENDER'S RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1 (the "Trust") and (Lender's Designee) (together with the Trust, collectively, the "Releasor"), whose address is c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, for and in consideration of the agreements set forth in that certain Agreement Regarding Loan dated as of ___________, 2014 ("Agreement"), by and among EM COLUMBUS II, LLC, a Delaware limited liability company, ("Borrower"), GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower Principal," together with Borrower, "Releasee") and Releasor, and of Ten Dollars ($10.00) lawful money of the United States of America and other good and valuable consideration in hand given to the Releasor by the Released Parties (hereafter defined), the receipt and sufficiency of which are hereby acknowledged, has waived, remised, released and forever discharged, and by these presents do for themselves, their successors and assigns, absolutely and irrevocably waive, remise, release and forever discharge Releasee and its successors, assigns, directors, officers, shareholders, partners, members, employees, affiliates, attorneys and agents (collectively, the "Released Parties"), of and from any and all debts, accountings, notes, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, charges, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, which Releasor now has or hereafter shall or may have the right to assert by reason of any matter or thing occurring from the beginning of the world to and including the date of this Release, any matters or obligations arising out of or relating to (a)  that certain loan (the "Loan") originally made by Lehman Brothers Bank, FSB, a federal stock savings bank to Borrower in the original principal amount of $43,000,000.00 and all documents evidencing, securing or related to the Loan as more particularly set forth on the attached Exhibit A (collectively, "Loan Documents"), (b) the Agreement and any transaction evidenced thereby, (c) any other agreement or transaction between any of the Released Parties and Releasor relating to the Property, (d) the Property or its operation and (e) any and all acts or events occurring on and after the date of the conveyance of the Property (as defined in the Loan Documents) to Releasor (the "Acquisition Date"), except Releasor does not release Releasee from any obligations, indemnities, duties and liabilities of Borrower arising under (i) the environmental indemnifications and obligations (the "Environmental Obligations") set forth in the Environmental Indemnity Agreement (as defined on Exhibit A) if such Environmental Obligations are caused by Releasee or result from conditions existing prior to the Acquisition Date and (ii) the Environmental Obligations set forth in Section _______ of the

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Mortgage (as defined on Exhibit A) if such Environmental Obligations are caused by Releasee or result from conditions existing prior to the Acquisition Date. Notwithstanding the foregoing, Releasor reserves the right to sue (including, without limitation, the right to counterclaim against) and obtain and levy upon a judgment against, Borrower by reason of any breach of the representations of Borrower set forth in the Agreement or against Borrower Principal by reason of any breach of the representations of Borrower Principal set forth in the Agreement, (b) fraud, whether occurring prior to, on, or subsequent to the Acquisition Date and whether known or unknown to Releasor as of the Acquisition Date, or (c) Released Parties' failure to pay to Releasor rents collected by Borrower allocable to any period following the Acquisition Date and/or delinquent/outstanding rents collected by Borrower allocable to any period prior to the Acquisition Date.
Notwithstanding the provisions of the foregoing release, which releases the Releasee from liability for payment of the Note and adjustments payable pursuant to the Mortgage, this Release shall not operate as a complete discharge of the Note (as such term is defined in the attached Exhibit A) or a satisfaction of the Mortgage (as such term is defined in the attached Exhibit A) as a lien on the Property (as defined in the Mortgage), and notwithstanding the foregoing, the rights and remedies of the Releasor and its successors and assigns under the Mortgage with respect to the Property only, including foreclosure thereof, shall remain in full force and effect. This Release shall become null and void and of no effect whatsoever upon the filing of any action to set aside the transfer of the Property to Releasor, including, without limitation, any action to set aside the transfer of the Property to Releasor as a preferential transfer or fraudulent conveyance under any applicable state or federal law, or if the Property or any part thereof must be returned by Releasor or its designee or assignee to Borrower. In such event, Releasor specifically reserves the right to exercise any right or remedy which was available to Releasor or exercisable by Releasor prior to the execution of the Agreement and this Release, including, without limitation any rights or remedies which Releasor may have as holder of the Loan Documents.

Releasor and Released Parties (by their acceptance of this Release) agree that any language contained herein to the contrary, there is specifically excluded from the provisions hereof, representations, warranties and other provisions, if any, contained in the instruments to be delivered by Released Parties to Releasor in connection with the Agreement or in other agreements executed in connection therewith, which by their terms survive the execution and delivery of such instruments and other agreements.

IN WITNESS WHEREOF, Releasor has caused this Release to be executed as of the _____ day of         , 20 .

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION

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2

ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1

By:	LNR Partners, LLC, a Florida limited liability company, as attorney-in-fact

By:
Name:
Title:

__________________________________________

By:
Name:
Title:

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3

EXHIBIT A TO LENDER'S RELEASE

LOAN DOCUMENTS

1.    Loan Agreement dated as of November 20, 2006 between Borrower and Lehman Brothers Bank, FSB, a federal stock savings bank ("Original Lender").
2.    Promissory Note (the "Note") in the original principal amount of $43,000,000.00 made by Borrower in favor of Original Lender as endorsed to Lender.
3.    Open-End Mortgage and Security Agreement (the "Mortgage") made by Borrower in favor Original Lender dated as of November 20, 2006, recorded November 21, 2006, as Document No. 200611210233085 in the Official Records of Franklin County, Ohio (the "Records"), as assigned by Assignment of Open End-Mortgage and Security Agreement by Original Lender to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated November 17, 2006 and recorded November 1, 2007 under Instrument No. 200711010189618 in the Records and further assigned by Assignment of Open End-Mortgage and Security Agreement by LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated January 17, 2013 and recorded _______________ under Instrument No.___________________ in the Records.
4.    Assignment of Leases and Rents (the "Assignment of Leases") made by Borrower in favor of Original Lender dated as of November 20, 2006, recorded November 21, 2006, as Document No. 200611210233089 in the Records as assigned by Assignment of Assignment of Leases and Rents by Original Lender to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated November 17, 2006 and recorded November 1, 2007 under Instrument No. 200711010189619 in the Records and further assigned by Assignment of Leases and Rents by LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 dated January 17, 2013 and recorded February 14, 2013 under Instrument No. 201302140026331 in the Records.

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5.    Guaranty of Recourse Obligations of Borrower (the "Guaranty") dated as of November 20, 2006 executed by Glimcher Properties Limited Partnership, a Delaware limited partnership ("Guarantor").
6.    Environmental Indemnity Agreement (the "Environmental Indemnity") dated as of November 20, 2006 executed by Borrower and Guarantor in favor of Lender.
7.    Deposit Account Control Agreement dated as of November 20, 2006, executed by Wachovia Bank, National Association ("Deposit Bank"), Borrower and Original Lender.
8.    Clearing Account Control Agreement dated as of November 20, 2006, executed by Deposit Bank and Borrower.
9.    Assignment of Management Agreement and Subordination of Management Fees dated as of November 20, 2006 made by Borrower in favor of Original Lender and consented to and agreed to by Guarantor and Glimcher Development Corporation, a Delaware Corporation (together, "Manager").
10.    Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and Other Agreements dated as of November 20, 2006 made by Borrower in favor of Original Lender.
11.    UCC Financing Statement naming Borrower, as Debtor, and Original Lender, as Secured Party, recorded on November 30, 2006, as Document No. 200611300238482 in the Records as assigned by UCC-3 Assignment to LaSalle Bank National Association, in its capacity as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 recorded November 1, 2007 under Instrument No. 200711010189449 and continued by UCC-3 Continuation record August 18, 2011 under Instrument No. 201108180103132 in the Records and further assigned by UCC-3 Assignment to U.S. Bank National Association, a national banking association organized and existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 recorded February 14, 2013 under Instrument No. 201302140026333 in the Records .
12.    UCC Financing Statement naming Borrower, as Debtor, and Original Lender, as Secured Party, filed on November 27, 2006 under File No. 6425990 9 with the Delaware Secretary of State.
13.    All of the foregoing as affected by the Spreader Agreement (as defined in the Agreement).

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EXHIBIT O

MORTGAGE MODIFICATION AND SPREADER AGREEMENT

SEE ATTACHMENT

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MORTGAGE MODIFICATION AND SPREADER AGREEMENT
(LBUBS 2007-C1; Loan No. 010034718)

THIS MORTGAGE MODIFICATION AND SPREADER AGREEMENT (the “Agreement”) is made and entered into as of __________, 2014 ("Effective Date"), between EM COLUMBUS II, LLC, a Delaware limited liability company ("Borrower"), having an address at c/o Glimcher Properties Limited Partnership, 180 East Broad Street, Columbus, Ohio 43215, Attn: General Counsel and U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1 ("Lender"), having an address at c/o LNR Partners, LLC, 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Re: LBUBS 2007-C1; Loan No. 010034718.

RECITALS:
A.Borrower obtained a loan in the original principal amount of $43,000,000.00 (the "Loan") from Lehman Brothers Bank, FSB, a federal stock savings bank ("Original Lender"), pursuant to that certain Loan Agreement dated as of November 20, 2006, by and between Original Borrower and Original Lender (the "Loan Agreement").

B.The Loan is evidenced by that certain Promissory Note dated November 20, 2006, made by Original Borrower in favor of Original Lender in the original principal amount of $43,000,000.00 (the "Note"). Borrower's obligations under the Note are secured by, among other documents and instruments, that certain Open-End Mortgage and Security Agreement dated as of November 20, 2006 ("Security Instrument"), executed by Original Borrower in favor of Original Lender, and recorded as Document No. 200611210233085 in the Official Records of Franklin County, Ohio ("Records"), and encumbering that certain real property located in the City of Columbus, County of Franklin, State of Ohio (the "Original Mortgaged Property") described on Exhibit "A" attached hereto and incorporated herein. The Note, the Security Instrument and any and all other documents evidencing, securing or in any manner relating to the Loan, as they may have been or may in the future be renewed, consolidated, replaced, extended, substituted, amended or otherwise modified, are hereinafter collectively referred to as the "Loan Documents."

C.Lender is the current owner and holder of the Loan and the Loan Documents.

D.Borrower desires to acquire fee simple title to the real property described on Exhibit "B" attached hereto (the "Additional Property").

E.The Loan Documents prohibit Borrower from acquiring the Additional Property without first obtaining Lender's consent.

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F.Borrower has requested Lender's consent to the Requested Actions defined in that certain Agreement Regarding Loan entered into on or about the Effective Date among Lender, Borrower and Glimcher Properties Limited Partnership, a Delaware limited partnership ("Indemnitor") (the "Agreement Regarding Loan") including, without limitation, Borrower acquiring the Additional Property.

G.Lender has agreed to consent to the Requested Actions subject to the terms hereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower and Lender agree as follows:

1.	Recitals. Lender and Borrower acknowledge that the above Recitals to this Agreement are true and correct, and agree that the same are incorporated by reference into the body of this Agreement.

2.
Definitions. Initially capitalized terms used, but not specifically defined herein, shall have the meanings ascribed to such terms in the Security Instrument. The Original Mortgaged Property and the Additional Property shall collectively be referred to in this Agreement as the "New Mortgaged Property", which is described on Exhibit "C" attached hereto.

3.    Spreading of Lien.

a.
By execution of this Agreement, Borrower hereby confirms and reaffirms the provisions of the Security Instrument and hereby mortgages, grants, bargains, sells, conveys, aliens, remises, releases, sets over and assigns to Lender, its successors and assigns forever, all of Borrower's right, title and interest in and to the Additional Property, together with all property, rights and interests related thereto and encompassed within the definition of "Mortgaged Property" as contained in the Security Instrument. Each and every term, covenant, representation, warranty and condition of the Security Instrument is incorporated by reference and reaffirmed and restated with respect to and made applicable, as of the date of this Agreement, to the Additional Property. Additionally, the Security Instrument, the Assignment of Leases (defined below), the Fixture Filing (defined below) and, as applicable, the other Loan Documents are hereby modified to add the legal description of the Additional Property to the legal description of the Original Mortgaged Property described in such applicable Loan Documents. For purposes hereof, the term "Assignment of Leases" shall mean that certain Assignment of Leases and Rents dated as of November 20, 2006, made by Borrower to Original Lender, recorded as Document No. 200611210233089 in the Records, and the term "Fixture Filing" shall mean that certain UCC-1 Financing Statement reflecting Borrower as debtor and Lender as secured party, recorded as Document No. 200611300238482 in the Records.

b.
Lender and Borrower acknowledge and agree that the lien of the Security Instrument and, as applicable, of the other Loan Documents will continue uninterrupted and in full force and effect notwithstanding the acquisition of title to the Additional Property by Borrower, and that upon recording of this Agreement in the Records, the Security Instrument, and, as applicable, the other Loan Documents, will encumber the New Mortgaged Property as a first mortgage lien.

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4.
Modification of Loan Agreement, Security Instrument and Loan Documents. The Loan Agreement, the Security Instrument and each of the other Loan Documents are further modified and amended to provide that all references to the terms "Land", "Mortgaged Property", and "Project" in the Security Instrument and to the term "Property" in the Loan Agreement shall hereinafter mean and refer to the New Mortgaged Property.

5.
References to Loan Documents. All references to the term Loan Documents in the Security Instrument, the Loan Agreement and the other Loan Documents shall hereinafter be modified to include this Agreement and any and all other documents executed and/or required in connection with the Requested Action.

6.
Acknowledgements, Warranties, Representations, Agreements and Covenants of Borrower. As a material inducement to Lender entering into this Agreement and consenting to the Requested Action, Borrower acknowledges, warrants, represents, agrees and covenants as follows:

a.
Authority. Borrower is a limited liability company, duly organized and existing, and in good standing, under the laws of the State of Delaware and authorized to transact business in the State of Ohio, and has all necessary power and authority to enter into this Agreement. All actions required to be taken by Borrower to approve or authorize the execution of this Agreement and the consummation of these transactions have been taken, and the execution of this Agreement and the consummation of the transactions contemplated hereby constitute the valid and binding obligation of Borrower in accordance with its terms.

b.
Other Consents. Borrower need not obtain the consent of any other person or entity to the Requested Action (other than the consent of Lender) or if the consent of another person or entity is required, such consent has been obtained and a written copy thereof delivered to Lender.

c.
Encumbrances of Additional Property. To the best of Borrower's knowledge, the Additional Property is not subject to any liens, encumbrances, covenants, conditions, recorded or unrecorded agreements, or other terms or restrictions of any kind or nature whatsoever, other than liens for taxes that are not yet due and payable and such other liens, encumbrances, covenants, conditions, agreement or restrictions described in the endorsement to the Origination Policy (as defined below) in form approved by Lender.

d.
Ratification and Confirmation of Loan Documents. Except to the extent modified and amended herein, all of the terms, covenants, agreements, conditions, provisions, representations and warranties set forth in the Loan Documents are (i) hereby ratified and confirmed, (ii) remain materially true and accurate as of the date hereof (except for those representations and warranties made as of a date certain), and (iii) remain in full force and effect as originally set forth therein.

e.
Release. By its execution of this Agreement, Borrower hereby waives and releases all defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever, to the extent first arising prior to the date hereof, against Lender, any servicer of Lender and Lender's and such servicer’s predecessors in interest, and all of the respective past, present and future officers, directors, employees, agents, servicers, attorneys, representatives, participants, heirs, successors and assigns of Lender and such servicer and Lender's and such servicer's predecessors in interest (collectively, "Lender Parties") with respect to (i)

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the Loan, (ii) the Loan Documents or (iii) the indebtedness evidenced by the Loan Documents.

f.
Zoning and Subdivision Approvals. Borrower has (a) complied with all requirements of the appropriate governmental authorities in connection with the Additional Property and (b) has obtained all zoning and subdivision approvals of such governmental authorities as are necessary in order for the Original Mortgaged Property and/or the Additional Property to be (i) distinct and legally identifiable tracts of real property and (ii) separately assessed for purposes of taxes and zoning.

g.	Compliance with Laws.
(i)    The Requested Action will not (A) affect any permits, licenses, franchises, or other evidences of authority to use and operate the Original Mortgaged Property and/or the Additional Property as they are presently being operated or (B) create a breach or violation of any of the terms or conditions of any existing agreements, recorded or unrecorded, affecting the Original Mortgaged Property and/or the Additional Property.
(ii)    Neither the Original Mortgaged Property nor the Additional Property are or will be after the consummation of the Requested Action in violation of any laws, ordinances, rules or regulations bearing upon the use and operation of the Original Mortgaged Property and/or the Additional Property, including, without limitation, those relating to zoning, building, subdivision, parking, set-back and fire laws.

h.
Use and Operation of the Property. The Requested Action will not unreasonably interfere with the normal use and operation or decrease the value of the Original Mortgaged Property or prohibit vehicular or pedestrian access to and from the Original Mortgaged Property to and from public roads and rights of way. Sufficient easements are permanently in place for all such vehicular and pedestrian access and for any utility or water easements necessary to utilize the Original Mortgaged Property and the Additional Property for their current use. Legal and practical ingress and egress will be available to the Original Mortgaged Property and the Additional Property after the consummation of the Requested Action.

7.
Title Policy. As a condition to Lender's agreement to the Requested Action, Borrower, at Borrower's sole cost and expense, shall deliver to Lender (a) an endorsement to Lender’s title insurance policy (such policy, "Origination Policy") in form and content acceptable to Lender, issued by Chicago Title Insurance Company for the benefit of the Lender, its successors and assigns, (i) insuring that the lien of the Security Instrument is a first priority lien encumbering the Original Mortgaged Property and the Additional Property, (ii) adding this Agreement to the description of the Security Instrument in Item 4 of Schedule A of the Origination Policy, (iii) extending the effective date of the Origination Policy to the date and time of recording of this Agreement, and (iv) insuring the contiguity of the Original Mortgaged Property and the Additional Property, and (b) containing such other endorsements and affirmative coverages as Lender may require (collectively the "Spreader Title Expenses").

8.
Survey. As a condition to Lender's agreement to the Requested Action, Borrower, at Borrower's sole cost and expense, shall deliver to Lender: (a) a copy of the existing survey of the Original Mortgaged Property; (b) an original, current survey certified to Lender, containing the legal description and sketch of the Additional Property; and (c) a surveyor's certificate in favor of Lender

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containing legal descriptions for the Original Mortgaged Property and the Additional Property confirming that the Original Mortgaged Property and the Additional Property are the same as the New Mortgaged Property encumbered by the Security Instrument (collectively the "Survey Expenses").

9.
Indemnitor. As a condition to Lender’s execution of this Agreement, Indemnitor shall execute and deliver to Lender, simultaneously with the execution of this Agreement, the Joinder by and Agreement of Guarantor attached to the Agreement Regarding Loan.

10.	Miscellaneous.

a.
Further Assurances. Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the New Mortgaged Property, and to consummate the transactions contemplated by or in the Loan Documents, including, without limitation, this Agreement.

b.
No Novation. Nothing in this instrument is intended to nor shall it constitute a novation of the Debt secured by the Security Instrument, and such Indebtedness remains in full force and effect as evidenced by the Loan Documents.

c.
Partial Invalidity. If one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of such provision or provisions shall not affect the validity or enforceability of any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included in this Agreement and shall be enforceable to the greatest extent permitted by law.

d.
Applicable Law, etc. This Agreement shall be governed by the laws of the State of Ohio, without giving effect to principles of conflict of laws, and may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute one and the same instrument.

e.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns to the parties to this instrument.

f.
No Implied Modification. Except as expressly modified in this Agreement, the Security Instrument and the other Loan Documents have not been amended and are ratified and confirmed and remain in full force and effect in accordance with their respective terms.

g.
Conflict. In the event there shall exist any conflict or inconsistency between the terms and provisions of the Security Instrument or any other Loan Document and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and be controlling.

11.
WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH

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RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY CLAIM COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

12.
Payment of Transaction Costs and Expenses. Borrower shall pay all costs incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any and all such other documents and instruments contemplated by this Agreement, including, without limitation (the "Transaction Expenses"): (a) the reasonable legal fees and disbursements of Lender's general counsel, Bilzin Sumberg Baena Price & Axelrod LLP, and Lender's local counsel, if applicable; (b) all recording costs, taxes, documentary stamps and other charges, costs and fees due upon the recording of this Agreement; (c) the Spreader Title Expenses; (d) the Survey Expenses; (d) the costs of obtaining and delivering to Lender tax, municipal violation, UCC records, judgment and bankruptcy searches in the State and in the local jurisdictions where the New Mortgaged Property is located (the "Searches"), each satisfactory to Lender; and (e) certificates of good standing issued by the applicable Secretary of State for Borrower, Borrower's sole member and Borrower's sole member's general partner (the "Certificates of Good Standing"). The Transaction Expenses shall be paid by Borrower simultaneously with the execution of this Agreement. Borrower acknowledges and agrees that Lender shall not apply any of the Transaction Expenses at any time to reduce the Indebtedness.

(Signatures begin on following page)

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IN WITNESS WHEREOF, the parties have hereto set their hands on the date first above written.

BORROWER:

EM COLUMBUS II, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership,
a Delaware limited partnership, its sole equity member

By:    Glimcher Properties Corporation,
a Delaware corporation
its sole general partner

By:
Print Name:                            Name: George A. Schmidt
Title: Executive Vice President

Print Name:

STATE OF __________         )
) SS.:
COUNTY OF                  )

This foregoing instrument was acknowledged before me this ___ day of _____________, 2014, by George A. Schmidt, the Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, as sole general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, as sole equity member of EM COLUMBUS II, LLC, a Delaware limited liability company, on behalf of said limited liability company. He personally appeared before me, is personally known to me or produced __________________ as identification and did take an oath.

Notary Public, State of ______________
My Commission Expires:

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IN WITNESS WHEREOF, the parties have hereto set their hands on the date first above written.

Witnesses:                    LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2007-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-C1

By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

____________________________            By:
Print Name:__________________            Name:
Title:

____________________________
Print Name:__________________

STATE OF FLORIDA        )
) SS:
COUNTY OF MIAMI-DADE    )

The foregoing instrument was acknowledged before me this _____ day of _________________, 2014, by _______________, as _________________ of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, on behalf of said limited liability company, as attorney-in-fact for U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GE COMMERCIAL MORTGAGE CORPORATION, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C1, on behalf of the said trust. He _____ is personally known to me or _____ has produced a driver’s license as identification.
_______________________________________
Notary Public, State of Florida
Print Name:_____________________________
My Commission Expires:__________________
[AFFIX NOTARY STAMP ABOVE]

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This instrument prepared by and upon recording please return to:
Marla I. Berman, Esq.
Bilzin Sumberg Baena Price & Axelrod LLP
1450 Brickell Avenue, Suite 2300
Miami, Florida 33131
Attn: Post Closing Department

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EXHIBIT "A"
LEGAL DESCRIPTION OF THE ORIGINAL MORTGAGED PROPERTY

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EXHIBIT B

LEGAL DESCRIPTION OF ADDITIONAL PROPERTY ACQUIRED BY BORROWER TO WHICH THE LIEN OF THE SECURITY INSTRUMENT IS SPREAD BY THIS AGREEMENT

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EXHIBIT C

LEGAL DESCRIPTION OF NEW MORTGAGED PROPERTY

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JOINDER BY AND AGREEMENT OF GUARANTOR

GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (“Guarantor”), being guarantor of the Loan (as such term is defined in the Agreement Regarding Loan (the "Agreement Regarding Loan") between U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, as "Lender", and EM Columbus II, LLC, a Delaware limited liability company as Borrower named therein, to which this Joinder (the "Guarantor Joinder") is attached) pursuant to the Guaranty of Recourse Obligations of Borrower dated as of November 20, 2006 and the Environmental Indemnity dated as of November 20, 2006 executed by Borrower and Guarantor in favor of Original Lender, as both are now held by Lender (collectively, the “Guaranty”), hereby represents and warrants and acknowledges and agrees with Lender the following:

1.    Reaffirmation of Guaranty. The Guaranty constitutes the valid, legally binding obligation of Guarantor, enforceable against Guarantor, in accordance with its terms. By its execution hereof, Guarantor waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature which any Guarantor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty, or any of the other Loan Documents. Guarantor consents to the execution and delivery of the Agreement Regarding Loan and the Spreader Agreement by Borrower and agrees and acknowledges that the liability of such Guarantor under the Guaranty and the Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Agreement Regarding Loan or the Spreader Agreement or by the consummation of any of the transactions contemplated thereby and that the term "Guaranteed Obligations" under the Guaranty shall include fraud or intentional misrepresentation by Borrower in the Agreement Regarding Loan or the Spreader Agreement.

2.    Agreements of Guarantor. Intentionally Deleted.

3.    Additional Liability of Guarantor.

(a)    Without limiting the terms of the Guaranty, Guarantor agrees that (i) any failure of Borrower to comply with the Joint Marketing Covenants or (ii) any failure of Borrower, after an Event of Default after the Effective Date, to comply with the Cooperation Covenants or (iii) any attempt by Guarantor after such Event of Default to interfere with Borrower's compliance, with the Cooperation Covenants, shall subject Guarantor to recourse for the full Indebtedness following notice and a fifteen (15) day period in which to cure; provided however in no event shall Guarantor's liability for the Indebtedness exceed $3,000,000.00.

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(b)    Subject to 3(a) above, the term "Guaranteed Recourse Obligations of Borrower" as set forth in the Guaranty shall include the obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 3.4(b) and Section 3.8 of the Agreement Regarding Loan, in addition to the Note, the Loan Agreement and other Loan Documents.

4.    Defined Terms. All terms that are used herein that are not defined herein shall have the meaning ascribed to them in the Agreement Regarding Loan.

5.    Waiver of Trial by Jury. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF GUARANTOR OR LENDER RELATING TO THE LOAN AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

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Guarantor has executed and delivered this Joinder and Agreement to be effective as of the Effective Date of the Modification Agreement.

GUARANTOR:

Witnesses:

GLIMCHER PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

Signature:                        By:
Print Name:                        Name:
Print Title:
Signature:
Print Name:

ACKNOWLEDGMENT
STATE OF                 )

COUNTY OF                 )

On this _____ day of __________, 20___, before me, the undersigned notary public, personally appeared __________________________, proved to me through satisfactory evidence of identification, which was his driver's license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

(Official signature and seal of notary)
Name:
My commission expires:

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